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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

REGISTRATION NO. 33-87498

811-08910

WB CAPITAL MUTUAL FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1415 28th STREET, SUITE 200

WEST DES MOINES, IOWA 50266

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

AMY M. MITCHELL, TREASURER

WB CAPITAL MUTUAL FUNDS, INC.

1415 28th STREET, SUITE 200

WEST DES MOINES, IOWA 50266

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

VERA LICHTENBERGER, ESQ.	JOHN C. MILES, ESQ., DONALD F. BURT, ESQ.
WB CAPITAL MUTUAL FUNDS, INC.	CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
1415 28th STREET, SUITE 200	1900 U.S. BANK BUILDING, 233 S. 13TH STREET
WEST DES MOINES, IOWA 50266	LINCOLN, NEBRASKA 68508

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 03/31/2009

DATE OF REPORTING PERIOD: 03/31/2009

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL

REPORT

TO

SHAREHOLDERS

 MARCH 31, 2009

Table of Contents

Message from the President

Message from the Investment Adviser

Performance Reports and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Directors and Officers

Additional Information

Message from the President

We are pleased to present the annual report for WB Capital Mutual Funds (formerly the Vintage Mutual Funds) for the 12 month period from April 1, 2008 through March 31, 2009.

I was appointed as Acting President for the Funds on January 13, 2009. I also serve as Chief Executive Officer for WB Capital Management Inc. and as Chief Financial Officer for the advisor’s parent corporation, West Bancorporation, Inc.

Over the past year, we changed the name of our mutual fund family to WB Capital Mutual Funds, participated in the Treasury’s Guarantee Program for money market funds, and managed the mutual funds through the unprecedented economic environment. Our Message from the Investment Advisor and performance report for each Fund will give you detailed commentary and data for a more in-depth review of the fiscal year.

The skilled investment team at WB Capital believes that discipline, focus, knowledge, teamwork, and analytical tools are the keys to investment performance. We thank you for your continued confidence and support of the WB Capital Mutual Funds.

Douglas R. Gulling

Acting President, WB Capital Mutual Funds, Inc.

The WB Capital Mutual Funds are distributed by Foreside Distribution Services, L.P.

Shares of the WB Capital Mutual Funds are NOT INSURED BY THE FDIC. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund’s portfolio is subject to change.

Information is not authorized for distribution unless accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, charges, and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain more information, please call 1-800-343-7084 or visit the website www.WBCapitalFunds.com. Please read the prospectus carefully before investing.

Message from the Investment Adviser

Dear Shareholders:

As investors have painfully come to fully realize, a problem arising months ago regarding sub-prime mortgages has evolved into a full-blown financial crisis and a recession that is being experienced around the globe. Indicative of the magnitude of the issues being faced by investors is the failure, or distressed sale, of several, formerly pre-eminent, investment banks and mortgage lenders. Quantitative evidence of the depth of the recession includes fourth quarter GDP of -6.3 percent for the United States and an unemployment rate that has risen to 8.5 percent, a level not seen in over twenty years.

Officials from the U.S. Treasury and Federal Reserve have not been sitting idly by but rather have initiated numerous programs and strategies to heal the financial system and to set the economy on a path where positive growth will once again be achieved. Recent additions to the roster of programs initiated by the Treasury are the Term Asset-Backed Securities Loan Facility program, more commonly known as TALF, and the Public/Private Investment Partnership (PPIP). TALF is designed to allow banks to use securities backed by auto loans, credit card receivables, student loans and other consumer loans as collateral for borrowing from the Federal Reserve. The intent of this program is to improve bank liquidity, thereby giving them the opportunity to make new loans. The goal of PPIP is to remove some of the distressed assets from bank balance sheets by facilitating the purchase of these assets by a combination of public and private entities.

In addition to Treasury’s efforts the Federal Reserve has lowered its Fed Funds rate to a range of 0 to 0.25 percent, increased money supply growth, and committed to massive purchases of government securities. The purchases of securities are designed to keep interest rates at low levels in an attempt to stimulate borrowing by businesses and consumers. One of the specific targets regarding interest rates is the housing industry, as reduced mortgage loan rates provide individuals with the opportunity to lower existing mortgage costs or to enhance their ability to purchase a new home.

Congress and the new presidential administration have also been putting forth programs to get the economy moving forward. Their efforts include the passage of a $787 billion stimulus package and a $3.5 trillion budget proposal from the president.

While the various programs and strategies outlined above will take some time to realize their full effect, there are some signs that stabilization, and perhaps a glimmer of improvement, are materializing. To corroborate this observation two terms have recently surfaced in discussions on the markets and the economy that indicate the long-awaited improvement investors are longing for may not be too far away. “Green shoots” is a term recently used by Federal Reserve Chairman Ben Bernanke to characterize the emergence of positive momentum in regard to the U.S. economy. While still in its embryonic stage the mere suggestion of a developing realization of economic growth was well received.

The other term increasingly being used in economic discussions is “second derivative”. This term is being applied by economists to numerous pieces of data to highlight the fact that, while improvement may not be readily visible, further deterioration in these data series are absent in the most recent readings. In other words, while many indicators are not yet showing signs of improvement, they are also not continuing to worsen.

We feel that given sufficient time the economy and financial markets will heal. The road we travel during this healing process will not be without numerous potholes and an occasional detour or two along the way, but the end result will be properly functioning and consistently regulated financial markets and an economy that is growing. GDP growth for the U.S. economy is expected to be negative once again for the first quarter of 2009, perhaps reaching a level close to that seen in the fourth quarter of 2008. As we progress into the second half of the year however, marked improvement is anticipated resulting in positive readings by year-end.

Navigating through the recent environment has certainly not been without its challenges. It is difficult times like these that help to validate or invalidate an adviser’s investment process. We are pleased to report our emphasis on broad diversification and overall risk management was successful in protecting our shareholders from many of the adverse situations arising over the past year. This success can be seen most readily in an evaluation of our funds relative to our peers.

As stated earlier, we believe the steps being taken to shore up our financial system and return our economy to a trajectory of growth will be successful. The anticipation of the success of these efforts is already being seen, as evidenced by the recent rally in the equity markets. While any sign of improvement is welcomed we would be remiss if we did not emphasize the important role fixed income and money market funds play in an investor’s asset allocation. The experiences of the recent past only serve to reinforce this point.

Also, for investors in the Liquid Assets Fund, the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds has recently been extended. We have participated in this program since its inception and will continue to do so through the recently implemented extension period.

In closing, we would like to, once again, thank you for your ongoing support of the WB Capital Mutual Funds and for the opportunity to serve as your investment adviser.

Jon K. Augustine, CFA

Chief Investment Officer

WB Capital Management Inc.

Performance Report (unaudited)

Money Market Funds

Money market yields have collapsed over the past year as the financial crisis precipitated by the takeover of Bear Stearns and bankruptcy of Lehman Brothers led the Federal Reserve to flood the market with liquidity. After Lehman filed, LIBOR rates soared and lending between the largest banks was seriously strained. The Reserve Fund broke the buck, and several other money market funds came close as market panic drove short corporate bond prices to distressed levels. The Treasury and the Federal Reserve scrambled to establish programs to guarantee money market funds, prop up sagging confidence, and prevent bank failures. Overnight rates dropped to zero under aggressive monetary policy, and LIBOR rates began to recover. Panic has receded but short term rates are expected to remain low for the foreseeable future.

Institutional Money Market Fund

The Fund’s average days rose to take advantage of anchored overnight rates and a moderate yield curve. The Fund will target an average days position longer than the index to capture additional yield while overnight rates remain low. Certificates of deposit were added across the maturity spectrum to boost yield, and agency paper is being added in the one year area of the curve where rates appear most attractive given our outlook for the Fed.

Institutional Reserves Fund

The Fund’s average days rose to take advantage of anchored overnight rates and a moderate yield curve. The Fund will target an average days position longer than the index to capture additional yield while overnight rates remain low. Agency paper is being added in the one year area of the curve where rates appear most attractive given our outlook for the Fed.

Liquid Assets Fund

The Fund’s average days rose to take advantage of anchored overnight rates and a moderate yield curve. The Fund will target an average days position longer than the index to capture additional yield while overnight rates remain low. FDIC-insured CDs were added across the maturity spectrum to boost yield, and agency paper is being added in the one year area of the curve where rates appear most attractive given our outlook for the Fed. In October 2008, the Fund purchased insurance through the Treasury’s temporary program. The Fund renewed the insurance in December 2008 and April 2009 for coverage through September 18, 2009.

An investment in the Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Funds seek to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Funds.

Institutional Money Market Fund

Schedule of Portfolio Investments
March 31, 2009

Par/
Share Value			Description		Value
U.S. Government Agencies (32.98%)
Federal Farm Credit Bank (3.27%)
$ 1,000,000	0.784%	**	02/11/10	................................................	$ 1,001,035
1,000,000	0.748%	**	11/04/10	................................................	1,000,000
	(Cost $2,001,035)				2,001,035

Federal Home Loan Bank (16.58%)
1,000,000	2.320%		04/28/09	................................................	999,920
785,000	2.750%		05/07/09	................................................	785,883
605,000	4.080%		05/08/09	................................................	606,515
2,000,000	2.600%		05/14/09	................................................	2,000,397
500,000	5.250%		06/12/09	................................................	502,583
1,200,000	5.125%		08/05/09	................................................	1,218,615
1,000,000	1.293%	***	09/10/09	................................................	1,002,316
1,000,000	5.250%		09/11/09	................................................	1,020,134
1,000,000	0.673%	*	10/19/09	................................................	996,259
1,000,000	0.463%	**	01/08/10	................................................	999,253
	(Cost $10,131,875)				10,131,875

Federal Home Loan Mortgage Corporation (4.91%)
2,000,000	2.265%		04/14/09	................................................	1,999,931
1,000,000	0.458%	**	10/08/09	................................................	999,596
	(Cost $2,999,527)				2,999,527

Federal National Mortgage Association (8.22%)
3,000,000	6.375%		06/15/09	................................................	3,026,265
2,000,000	1.167%	***	02/12/10	................................................	1,995,532
	(Cost $5,021,797)				5,021,797
	Total U.S. Government Agencies				20,154,234

Certificates of Deposit (21.28%)
West Bank Certificates of Deposit Account Registry Service
(CDARS)*****
1,000,000	1.100%		04/09/09	................................................	1,000,000
2,000,000	1.900%		05/21/09	................................................	2,000,000
1,000,000	1.400%		07/09/09	................................................	1,000,000
1,000,000	1.400%		08/06/09	................................................	1,000,000
1,000,000	1.250%		09/10/09	................................................	1,000,000
3,000,000	3.000%		12/03/09	................................................	3,000,000
1,000,000	2.000%		01/21/10	................................................	1,000,000
1,000,000	2.000%		01/28/10	................................................	1,000,000
1,000,000	1.750%		02/25/10	................................................	1,000,000
1,000,000	1.750%		03/04/10	................................................	1,000,000
	(Cost $13,000,000)				13,000,000

Money Market Funds (9.49%)
Federated Government Obligation #5
$ 2,900,000	0.375%	****		................................................	$ 2,900,000
Goldman Sachs Financial Square Government #465
2,900,000	0.492%	****		................................................	2,900,000
	(Cost $5,800,000)				5,800,000

Repurchase Agreements (35.93%)
Banc of America Securities LLC
21,957,662	0.180%		04/01/09	................................................	21,957,662
	(Cost $21,957,662)				21,957,662

	(Purchased on 03/31/09; proceeds at
	maturity $21,957,772; collateralized by
	$21,578,626 U.S. Government Agency,
	03/01/35, collateral worth $22,396,816)

	Total Investments (99.68%)
	(Cost $60,911,896)				$60,911,896
	Other Assets and Liabilities (0.32%)				194,742

	Net Assets (100.00%)				$ 61,106,638

* Effective yield at date of purchase
** Interest rate fluctuates monthly with Libor
*** Interest rate fluctuates quarterly with Libor
**** Dividend yield fluctuates daily
***** Fully FDIC insured through the CDARS program which places funds into certificates of deposit issued by banks in the CDARS network in increments of less than the standard FDIC insurance maximum.

			See notes to financial statements

WB Capital Mutual Funds, Inc.
Institutional Reserves Fund

Schedule of Portfolio Investments
March 31, 2009

Par/
Share Value			Description		Value
U.S. Government Agencies (60.23%)
Federal Farm Credit Bank (4.23%)
$ 1,000,000	0.784%	**	02/11/10	................................................	$ 1,001,035
1,000,000	0.748%	**	11/04/10	................................................	1,000,000
	(Cost $2,001,035)				2,001,035

Federal Home Loan Bank (28.86%)
400,000	4.750%		04/24/09	................................................	401,096
1,000,000	2.320%		04/28/09	................................................	999,920
1,000,000	2.600%		05/14/09	................................................	1,000,163
1,000,000	4.000%		05/26/09	................................................	1,001,554
1,000,000	5.125%		06/04/09	................................................	1,001,785
700,000	0.254%	*	06/24/09	................................................	699,592
1,000,000	2.700%		06/30/09	................................................	1,000,033
2,510,000	3.750%		08/18/09	................................................	2,540,954
1,000,000	5.000%		09/18/09	................................................	1,019,004
1,000,000	1.185%	***	10/13/09	................................................	1,000,351
1,000,000	0.463%	**	01/08/10	................................................	999,253
2,000,000	1.261%	***	03/02/10	................................................	1,995,965
	(Cost $13,659,670)				13,659,670

Federal Home Loan Mortgage Corporation (9.81%)
1,000,000	2.265%		04/14/09	................................................	999,966
650,000	3.375%		04/15/09	................................................	650,133
1,000,000	0.458%	**	10/08/09	................................................	999,596
2,000,000	0.682%	*	11/16/09	................................................	1,991,476
	(Cost $4,641,741)				4,641,171

Federal National Mortgage Association (17.33%)

2,000,000	1.533%	*	05/26/09	................................................	1,995,416
1,180,000	5.375%		08/15/09	................................................	1,189,354
2,000,000	0.611%	*	10/26/09	................................................	1,993,066
2,000,000	1.167%	***	02/12/10	................................................	1,995,532
1,000,000	4.300%		02/17/10	................................................	1,028,418
	(Cost $8,201,786)				8,201,786
	Total U.S. Government Agencies				28,503,662

Money Market Funds (9.82%)
Federated Government Obligation #5
$ 2,325,000	0.375%	****		................................................	$ 2,325,000
Goldman Sachs Financial Square Government #465
2,325,000	0.492%	****		................................................	2,325,000
	(Cost $4,650,000)				4,650,000

Repurchase Agreements (29.75%)
Banc of America Securities LLC
14,077,917	0.180%		04/01/09	................................................	14,077,917
	(Cost $14,077,917)				14,077,917
	(Purchased on 03/31/09; proceeds at
	maturity $14,077,987; collateralized by
	$13,834,902 U.S. Government Agency,
	03/01/35, collateral worth $14,359,475)

	Total Investments (99.80%)
	(Cost $47,231,579)				$47,231,579
	Other Assets and Liabilities (0.20%)				94,662

	Net Assets (100.00%)				$ 47,326,241

* Effective yield at date of purchase
** Interest rate fluctuates monthly with Libor
*** Interest rate fluctuates quarterly with Libor
**** Dividend yield fluctuates daily

See notes to financial statements

WB Capital Mutual Funds, Inc.
Liquid Assets Fund

Schedule of Portfolio Investments
March 31, 2009

Par/
Share Value	Description				Value
U.S. Government Agencies (34.66%)
Federal Farm Credit Bank (3.56%)
$ 1,000,000	0.784%	**	02/11/10	................................................	$ 1,001,035
2,000,000	0.748%	**	11/04/10	................................................	2,000,000
	(Cost $3,001,035)				3,001,035

Federal Home Loan Bank (18.20%)
995,000	2.200%		04/01/09	................................................	995,000
1,000,000	2.550%		05/05/09	................................................	1,000,082
1,000,000	2.375%		05/12/09	................................................	999,807
2,000,000	5.000%		09/18/09	................................................	2,038,009
2,000,000	0.631%	*	09/22/09	................................................	1,993,998
2,000,000	0.463%	***	01/08/10	................................................	1,998,505
1,000,000	0.934%	***	01/15/10	................................................	999,527
1,000,000	1.171%	***	02/10/10	................................................	997,651
3,000,000	1.261%	***	03/02/10	................................................	2,993,948
1,335,000	1.116%	***	03/26/10	................................................	1,331,433
	(Cost $15,347,960)				15,347,960

Federal Home Loan Mortgage Corporation (6.98%)
1,000,000	2.265%		04/14/09	................................................	999,914
2,860,000	4.250%		07/15/09	................................................	2,890,853
2,000,000	0.458%	**	10/08/09	................................................	1,999,191
	(Cost $5,889,958)				5,889,958

Federal National Mortgage Association (3.55%)
3,000,000	1.167%	***	02/12/10	................................................	2,993,297
	(Cost $2,993,297)				2,993,297

Temporary Liquidity Guarantee Program (2.37%) *****
American Express Bank FSB
500,000	1.396%	**	12/10/10	................................................	500,512

General Electric Capital Corporation
500,000	1.914%	***	12/09/10	................................................	500,788
KeyCorp
500,000	1.970%	***	12/15/10	................................................	500,000
Suntrust Bank
500,000	1.970%	***	12/16/10	................................................	500,000
	(Cost $2,001,300)				2,001,300
	Total U.S. Government Agencies				29,233,550

Corporate Bonds (5.29%)
Banking and Financial (1.78%)
Bank of New York Mellon
500,000	3.250%		04/01/09	................................................	500,000
Royal Bank of Canada
500,000	3.875%		05/04/09	................................................	500,392
Wells Fargo Company
500,000	3.125%		04/01/09	................................................	500,000
	(Cost $1,500,392)				1,500,392

Computer Software (0.25%)
Electronic Data Systems
200,000	7.125%		10/15/09	................................................	205,623
	(Cost $205,623)				205,623

Financial Services (2.08%)
Bear Stearns Company
1,000,000	0.608% **	04/05/09	................................................	1,000,000
Caterpillar Financial Services
500,000	4.500%	06/15/09	................................................	501,447
Credit Suisse FB USA
250,000	4.700%	06/01/09	................................................	250,375
	(Cost $1,751,822)			1,751,822

Oil and Gas (0.59%)
BP Amoco
500,000	5.900%	04/15/09	................................................	500,557
	(Cost $500,557)			500,557

Telecommunications (0.59%)
AT&T Inc. (SBC Communications)
500,000	4.125%	09/15/09	................................................	501,653
	(Cost $501,653)			501,653
	Total Corporate Bonds			4,460,047

Municipal Bonds (0.24%)
Hoboken, NJ Hospital Revenue
200,000	5.440%	07/01/09	................................................	201,464
	(Cost $201,464)			201,464

Certificates of Deposit (28.45%)
West Bank Certificates of Deposit Account Registry Service
(CDARS)*****
2,000,000	1.100%		04/09/09	................................................	2,000,000
3,000,000	1.900%		05/21/09	................................................	3,000,000
2,000,000	1.400%		07/09/09	................................................	2,000,000
2,000,000	1.400%		08/06/09	................................................	2,000,000
2,000,000	1.250%		09/10/09	................................................	2,000,000
5,000,000	3.000%		12/03/09	................................................	5,000,000
2,000,000	2.000%		01/21/10	................................................	2,000,000
2,000,000	2.000%		01/28/10	................................................	2,000,000
2,000,000	1.750%		02/25/10	................................................	2,000,000
2,000,000	1.750%		03/04/10	................................................	2,000,000
	(Cost $24,000,000)				24,000,000

Money Market Funds (9.72%)
Dreyfus Municipal Cash Management Plus
4,100,000	0.823%	****		................................................	4,100,000
Fidelity Institutional Prime III
4,100,000	0.566%	****		................................................	4,100,000
	(Cost $8,200,000)				8,200,000

Repurchase Agreements (21.45%)
Banc of America Securities LLC
18,090,155	0.180%		04/01/09	................................................	18,090,155
	(Cost $18,090,155)				18,090,155
	(Purchased on 03/31/09; proceeds at
	maturity $18,090,245; collateralized by
	$17,777,880 U.S. Government Agency,
	03/01/35, collateral worth $18,451,958)

	Total Investments (99.81%)
	(Cost $84,185,216)				$ 84,185,216
	Other Assets and Liabilities (0.19%)				164,406

	Net Assets (100.00%)				$ 84,349,622

* Effective yield at date of purchase
** Interest rate fluctuates monthly with Libor
*** Interest rate fluctuates quarterly with Libor
**** Dividend yield fluctuates daily
***** Fully FDIC insured through the CDARS program which places funds into certificates of deposit issued by banks in the CDARS network in increments of less than the standard FDIC insurance maximum.

			See notes to financial statements

Performance Report (unaudited)

Fixed Income Funds

The past twelve months have been the most difficult in the life of many investors. Former financial heavyweights such as Lehman Brothers, Wachovia, Washington Mutual, Countrywide and Merrill Lynch have all but vanished or been absorbed by their acquirers. Citigroup, AIG and Bank of America have received significant government investments to bolster capital levels. The loss in equity markets has been enormous since the fall of 2008. Fortunately, the fixed income markets have served their role as ‘stabilizer’ to a balanced portfolio very well. Investors who maintained a sound balance between equity and fixed income assets were rewarded with less portfolio volatility and fewer losses.

The U.S. Government has been actively involved with the financial markets over the past year. One of the more visible actions was to lower the Fed funds target rate to 0.25 percent from 2.25 percent during the year. The Fed believes the “weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.” Several new programs were enacted in just the past few months to enhance market liquidity and address “toxic assets” in the system. The Treasury opened the Term Asset-Backed Securities Loan Facility (TALF) program in March to allow banks to use securities backed by auto loans, credit card receivables, and other consumer loans as collateral when borrowing from the Federal Reserve. The program is expected to improve liquidity for banks and boost lending activity. Announcement of the Treasury’s Public/Private Investment Partnership (PPIP) underscored the Treasury’s focus on moving distressed assets off bank balance sheets, but renewed skepticism that banks will be willing to sell these assets at the severely depressed prices expected. Unfortunately, Congressional inquiry into bonuses paid at post-bailout AIG has made investors nervous about the PPIP as they worry about the government’s willingness to change the rules in the middle of the game. The pending collapse of the domestic auto industry may provide yet another twist to the story if the government writes new rules to bail out the companies instead of using existing bankruptcy law to restructure.

The ultimate goal of the various forms of intervention is to stimulate economic activity and rebuild flagging confidence. President Obama’s $3.5 trillion budget is also designed to get the economy moving and will clearly increase government spending. Although the inflationary impact of this combined stimulus may not be felt for a while, the sheer amount of Treasury issuance necessary to support this level of spending should eventually result in higher interest rates. Higher rates would counter current efforts to keep mortgages affordable and brings into question the ability of the government to achieve lower rates by purchasing Treasury securities. Governments have had little success defending their currency through intervention in the capital markets and it seems unlikely this effort will prove effective in the long term. Alternative methods such as mortgage subsidies may be necessary to further affordability initiatives.

We see some signs of economic healing due to the passage of time and the myriad of government programs. Corporate bond spreads have receded from their peak of 652 basis points on December 3 down to 571 basis points on March 31, 2009. Likewise, 3 month LIBOR (a rate at which banks lend to each other) has fallen from a peak of 4.82 percent on October 10, 2008 down to 1.19 percent on March 31, 2009.

The year’s fixed income challenges were compounded by a number of investment strategies once considered easy alpha generators which instead produced significant downside returns. Strategies using emerging markets, high yield markets, synthetic CDOs, CLOs, total return swaps and credit default swaps (CDS) have all shown to be more sensitive than anticipated by most practitioners. For instance, market index Emerging Markets Bond Index Plus posted losses of 9.70 percent in 2008 (even after an 8 percent rally in December!) and the Barclays Capital High Yield Index produced equity-like returns of -26.16 percent in calendar year 2008. Synthetic CDO and CLO performance has been abysmal as investors have seen losses ranging from -50 percent to nearly a complete loss of invested capital. In many of the strategies using credit default swaps, the perceived highly liquid market all but evaporated leaving investors with difficult or impossible to trade positions. Clients of WB Capital Mutual Funds steered clear of these troubled waters during the past year as these investment options were deemed to present more risk than the return opportunity could support.

Fixed income sectors such as commercial MBS and home equity loan asset-backed securities (ABS) were once renowned for their low volatility and predictable ability to generate excess returns above Treasuries. These two sectors introduced outsized downside return to fixed income investors in the past year. To illustrate the point, from 2000 through 2006 ABS produced a consistent average monthly excess return above Treasuries of 10 basis points per month with a very low monthly volatility of 25 basis points. Similarly, from 2000 through 2006 CMBS average monthly excess returns were 9 basis points per month with only 34 basis points of monthly volatility. Since 2007, ABS and CMBS monthly returns have averaged -78 basis points and -133 basis points, respectively. Monthly volatility has also spiked up to 235 basis points for ABS and a whopping 605 basis points for CMBS. Investors who borrowed funds in order to invest in these ‘low risk assets’ have incurred much more than they expected and have been forced to sell assets which has contributed significantly to the recent downward spiral in asset prices.

There have been many superlatives used to describe the year that just passed, some excessive and others only partially correct. There are a few, however, that are worth taking to heart. The 41.25 percent total return for the thirty-year Treasury bond in calendar year 2008 was the second best year since 1900. The highest return year for the long bond was 1982’s 51.20 percent return. Likewise, the ten-year Treasury set a 138 year low when it reached 2.06 percent in December, 2008. The ten-year yield remained low on March 31, 2009 at 2.67 percent, only one basis point above the 2.66 percent low set in 1945 following World War II.

Interest rates fell across all maturities over the past year. Short-term interest rates fell due to the Fed rate cuts, leaving the yield curve with a significant upward slope. On March 31, 2009, the two-year Treasury yield was 0.80 percent compared to 2.66 percent for ten-year Treasury notes. Investors were compensated a healthy 1.86 percent for purchasing ten-year Treasury notes. Despite the volatility of the past year, the shape of the yield curve was nearly unchanged as both two-year and ten-year rates declined approximately 0.75 percent.

In summary, we expect the economy to gradually regain its footing, but not without continued ups and downs. The glut of homes for sale inventory must be reduced in order for the employment markets to meaningfully improve. We believe the economy and financial markets will see brighter days ahead.

Performance Report (unaudited) (continued)

Limited Term Bond Fund

Fixed income total returns were bifurcated during the past twelve months as Treasury prices rose in a flight to quality while corporate bonds prices declined. For instance, the Barclays Capital Treasury Index rose 7.48 percent while the Barclays Capital Corporate Index slumped 6.63 percent. The Barclays Capital Aggregate Index blended these trends to post modestly positive returns of 3.13 percent. The two-year Treasury reached its peak for the past year in June, 2008 with a yield of 3.05 percent. Interest rates plunged through the fall and the winter due to corporate failures and a flight to quality. The two-year Treasury reached a historic low of 0.65 percent in December, 2008. All told, short interest rates moved 2.40 percent during the year from peak to trough, which is an above normal amount of interest rate volatility.

For the year, the WB Capital Limited Term Bond Fund trailed its benchmark both before and after expenses. Compared to the Fund’s Morningstar peer group, however, performance was outstanding. Our investment strategy of using high quality investments within a diversified and risk managed approach proved beneficial. Morningstar peer group rankings as of March 31, 2009 rate the Fund in the 44th percentile for one year, 26th percentile for three years and 24thpercentile for five years. Morningstar recognized the Fund and raised the overall ranking to four out of five stars.

The portfolio’s performance was supported by a yield advantage relative to the benchmark, an overweight in agency mortgage-backed securities (MBS) and no exposure to the commercial mortgage-backed securities (CMBS) market. These positives were offset by an overweight to the corporate and asset-backed securities (ABS) sectors and an underweight to US Treasury holdings. Treasury yields fell during the period, yet yields on most risk sectors were higher. CMBS trailed Treasuries by a staggering 24.28 percent as this sector lost sponsorship. Corporate bonds (down 13.92 percent) and ABS (down 9.04 percent) also trailed Treasuries by a significant margin. The agency sector, down 0.35 percent, also slumped but was much less severe. The agency MBS sector was the lone risk sector to outperform Treasuries albeit by a scant 0.11 percent. Overweight allocations are driven by the opportunity to capture additional income while balancing portfolio risk. The portfolio continues to maintain an income advantage with managed risk taking.

Our fixed income strategy is guided by our central forecast of both the economy and the markets. Short-term and intermediate-term interest rates are priced for a protracted slump. Our forecast is for continued economic contraction through much of 2009, with a recovery beginning in the fourth quarter. Core inflation has fallen within the Fed’s desired range and is likely to remain subdued into 2010. The combination of significant fiscal and monetary stimulus is likely to ultimately lead to higher inflation, pushing interest rates higher over the long term. Overweight allocations are driven by the opportunity to capture additional income while balancing portfolio risk. We believe the high risk premiums available today are greater than the amount warranted by the decline in fundamentals supporting the corporate, agency MBS and municipal sectors. These factors support an overweight to the market’s risk sectors that generate an income advantage over the index. Interest rate risk management will be nimble around the market’s inflection point.

Performance Report (unaudited) (continued)

	Average Annual Returns as of 3/31/09
	1 Year	5 Year	10 Year
WB Capital Limited Term Bond Fund	-0.82%	2.63%	3.48%
Barclays Capital 1-3 Yr Govt/Credit Index	2.77%	3.68%	4.78%

Performance data quoted represents past performance; past performance is not predicative of future results. The value of shares in the Limited Term Bond Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.WBCapitalFunds.com.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in an environment of rising interest rates.

The performance of the Limited Term Bond Fund is measured against the Barclays Capital 1-3 Year Government/Credit Index which represents the performance of government and corporate bonds with maturities of 1-3 years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

WB Capital Mutual Funds, Inc.
Limited Term Bond Fund

Schedule of Portfolio Investments
March 31, 2009

Par/
Share Value	Description			Value
U.S. Government Agencies (34.3%)
Federal Home Loan Bank (2.11%)
$ 500,000	3.500%	05/27/11	................................................	$ 501,892
	(Cost $500,000)			501,892

Federal Home Loan Mortgage Corporation (8.70%)
800,000	5.125%	04/18/11	................................................	857,572
1,200,000	2.125%	03/23/12	................................................	1,209,094
	(Cost $2,020,799)			2,066,666

Federal National Mortgage Association (23.49%)
300,000	4.625%	12/15/09	................................................	307,752
2,000,000	7.125%	06/15/10	................................................	2,145,852
2,500,000	4.375%	09/13/10	................................................	2,614,497
500,000	3.250%	02/10/10	................................................	509,787
	(Cost $5,374,518)			5,577,888
	Total U.S. Government Agencies			8,146,446

Mortgage Related Securities (29.63%)
Collateralized Mortgage Obligations (16.09%)*
500,000	Federal Home Loan Mortgage
	Corporation 2921 Class NV
	4.500%	01/15/29	................................................	513,085
390,498	Federal Home Loan Mortgage
	Corporation 2971 Class PE
	4.500%	03/15/26	................................................	393,762
587,494	Federal Home Loan Mortgage
	Corporation 3089 Class LP
	5.500%	12/15/29	................................................	601,959
340,524	Federal Home Loan Mortgage
	Corporation 3211 Class PA
	5.500%	11/15/29	................................................	349,874
500,000	Federal National Mortgage
	Association 2005-101 Class NB
	5.000%	04/25/29	................................................	522,375
400,000	Federal National Mortgage
	Association 2005-29 Class QB
	5.000%	05/25/28	................................................	416,385
500,000	Federal National Mortgage
	Association 2006-53 Class CK
	5.000%	09/25/29	................................................	521,012
386,824	Federal National Mortgage
	Association 2007-77 Class M
	5.500%	11/25/29	................................................	396,473
109,097	Structured Asset 2001-1 B2
	7.125%	02/25/31	................................................	91,627
20,162	Structured Asset Securities
	4.650%	04/25/32	................................................	14,129
	(Cost $3,750,892)			3,820,681

Federal Home Loan Mortgage Corporation
Mortgage-Backed Pools (4.07%)
421,422	Pool #M90980
	5.000%	05/01/10	................................................	433,265
518,173	Pool #M90988
	5.000%	07/01/10	................................................	532,734
	(Cost $942,590)			965,999

Federal National Mortgage Association
Mortgage-Backed Pools (2.19%)
510,218	Pool #254711
	4.000%	03/01/10	................................................	519,606
	(Cost $503,807)			519,606

Asset Backed Securities (7.28%)
138,868	Amresco 1997-2 M1F
	7.430%	06/25/27	................................................	130,852
1,110,000	Chase Mortgage 2003-4 1A5
	5.416%	05/25/33	................................................	581,306
893,000	Countrywide ABS
	5.971%	09/25/46	................................................	544,570
58,115	Countrywide ABS
	4.575%	07/25/35	................................................	54,439

63,422	First Alliance
	7.020%	09/20/29	................................................	61,878
168,092	Green Tree Financial 1996-3 A5
	7.350%	05/15/27	................................................	152,802
127,648	Green Tree Financial 1996-8 A6
	7.600%	10/15/27	................................................	107,352
14,965	IMC Home Equity
	7.080%	08/20/28	................................................	13,943
102,552	Indymac 1998-2 A2
	6.170%	12/25/11	................................................	83,490
	(Cost $2,687,425)			1,730,632
	Total Mortgage Related Securities			7,036,918

Corporate Bonds (33.99%)
Banking and Financial (5.27%)
250,000	Bank of America Corporation
	5.375%	08/15/11	................................................	232,973
200,000	Key Bank NA
	3.200%	06/15/12	................................................	207,625
200,000	Regions Bank
	3.250%	12/09/11	................................................	208,139
200,000	Suntrust Bank
	3.000%	11/16/11	................................................	205,793
150,000	US Bancorporation
	4.500%	07/29/10	................................................	150,850
250,000	Wells Fargo Company
	5.300%	08/26/11	................................................	245,121
	(Cost $1,262,320)			1,250,501

Computer Hardware (0.88%)
200,000	Hewlett-Packard Company
	5.250%	03/01/12	................................................	210,002
	(Cost $211,728)			210,002

Computer Software (0.88%)
200,000	Oracle Corporation
	5.000%	01/15/11	................................................	209,678
	(Cost $205,508)			209,678

Drugs (1.34%)
150,000	Abbott Laboratories
	5.600%	05/15/11	................................................	160,836
150,000	CVS Caremark
	5.750%	08/15/11	................................................	157,326
	(Cost $317,724)			318,162

Financial Services (12.14%)
250,000	Bear Stearns Company
	4.550%	06/23/10	................................................	246,761
150,000	Boeing Capital Corporation
	6.500%	02/15/12	................................................	158,195
250,000	Caterpillar Financial Services
	5.125%	10/12/11	................................................	248,610
250,000	Citigroup, Inc.
	5.125%	02/14/11	................................................	229,553
400,000	General Electric Capital Corporation
	4.625%	09/15/09	................................................	398,874
300,000	Goldman Sachs Group
	4.500%	06/15/10	................................................	299,357
300,000	HSBC Finance Corporation
	4.750%	04/15/10	................................................	280,967
200,000	IBM International Group Capital
	5.050%	10/22/12	................................................	211,427
150,000	John Deere Corporation
	7.000%	03/15/12	................................................	159,722
250,000	John Deere Corporation
	4.400%	07/15/09	................................................	251,415
250,000	JP Morgan Chase and Company
	4.500%	11/15/10	................................................	248,593
150,000	Morgan Stanley
	4.000%	01/15/10	................................................	148,942
	(Cost $2,932,306)			2,882,416

Food Products (0.67%)
150,000	Kraft Foods, Inc.
	6.250%	06/01/12	................................................	158,270
	(Cost $157,944)			158,270

Media (3.72%)
300,000	AOL Time Warner
	6.750%	04/15/11	................................................	304,478
300,000	Comcast Cable Communications
	6.750%	01/30/11	................................................	310,408
250,000	Disney (Walt) Company
	5.700%	07/15/11	................................................	267,675
	(Cost $869,098)			882,561

Networking Products (1.11%)
250,000	Cisco Systems, Inc.
	5.250%	02/22/11	................................................	264,325
	(Cost $249,548)			264,325

Oil and Gas (1.60%)
350,000	Conoco Funding Company
	6.350%	10/15/11	................................................	378,700
	(Cost $367,779)			378,700

Pipelines (1.07%)
250,000	Kinder Morgan Energy
	6.750%	03/15/11	................................................	254,937
	(Cost $257,234)			254,937

Real Estate Investment Trust (0.94%)
250,000	Simon Property Group
	5.600%	09/01/11	................................................	222,741
	(Cost $252,372)			222,741

Retail General Merchandise (1.79%)
250,000	Target Corporation
	7.500%	08/15/10		267,253
150,000	Wal-Mart Stores
	4.125%	02/15/11	................................................	156,685
	(Cost $407,654)			423,938

Telecommunications (1.94%)
300,000	AT&T Inc. (SBC Communications)
	4.125%	09/15/09	................................................	302,759
150,000	Verizon Global Funding
	7.250%	12/01/10	................................................	158,472
	(Cost $449,598)			461,231

Utilities (0.64%)
150,000	Cincinnati Gas and Electric
	5.700%	09/15/12	................................................	153,152
	(Cost $155,835)			153,152
	Total Corporate Bonds			8,070,614

Taxable Municipal Bonds (0.08%)
Revenue Bond - Education
20,000	Azusa Pacific University, CA
	7.250%	04/01/09	................................................	20,000
	(Cost $20,000)			20,000

	Total Unaffiliated Issuers			23,273,978

Affiliated Mutual Funds (2.26%)
536,115	WB Capital Liquid Assets Fund
	I Shares	0.514%		536,115
	(Cost $536,115)			536,115

	Total Investments (100.26%)
	(Cost $24,432,795)			$ 23,810,093
	Other Assets and Liabilities (-0.26%)			(62,826)

	Net Assets (100.00%)			$ 23,747,267

*Stated maturity listed, weighted average maturity is expected to be shorter

See notes to financial statements

Performance Report (unaudited)

WB Capital Bond Fund

Fixed income total returns were bifurcated during the past twelve months as Treasury prices rose in a flight to quality while corporate bonds prices declined. For instance, the Barclays Capital Treasury Index rose 7.48 percent while the Barclays Capital Corporate Index slumped 6.63 percent. The Barclays Capital Aggregate Index blended these trends to post modestly positive returns of 3.13 percent. The ten-year Treasury reached its peak for the past year in June, 2008 with a yield of 4.27 percent. Interest rates plunged through the fall and the winter due to corporate failures and a flight to quality. The ten-year Treasury reached a historic low of 2.06 percent in December, 2008. All told, interest rates moved 2.21 percent during the year from peak to trough, which is an above normal amount of interest rate volatility.

For the year, the WB Capital Bond Fund trailed its benchmark both before and after expenses. Compared to the Fund’s Morningstar peer group, however, performance was outstanding. Our investment strategy of using high quality investments within a diversified and risk managed approach proved beneficial. Morningstar peer group rankings as of March 31, 2009 rate the Fund in the 32ndpercentile for one year, 29th percentile for three years and 26thpercentile for five years. Morningstar recognized the Fund and raised the overall ranking to four out of five stars.

The portfolio’s performance was supported by a yield advantage relative to the benchmark, an overweight in agency mortgage-backed securities (MBS) and an underweight to the commercial mortgage-backed securities (CMBS) market. Following 2008’s strong performance by nominal Treasuries, the portfolio sold long nominal Treasuries and replaced them with inflation protected Treasuries. These TIPS positions performed well during the first quarter of 2009. These positives were offset by an overweight to the corporate and asset-backed securities (ABS) sectors and an underweight to US Treasury holdings. Treasury yields fell during the period, yet yields on most risk sectors were higher. CMBS trailed Treasuries by a staggering 24.28 percent as this sector lost sponsorship. Corporate bonds (down 13.92 percent) and ABS (down 9.04 percent) also trailed Treasuries by a significant margin. The agency sector, down 0.35 percent, also slumped but was much less severe. The agency MBS sector was the lone risk sector to outperform Treasuries albeit by a scant 0.11 percent. Overweight allocations are driven by the opportunity to capture additional income while balancing portfolio risk. The portfolio continues to maintain an income advantage with managed risk taking.

Our fixed income strategy is guided by our central forecast of both the economy and the markets. Short-term and intermediate-term interest rates are priced for a protracted slump. Our forecast is for continued economic contraction through much of 2009, with a recovery beginning in the fourth quarter. Core inflation has fallen within the Fed’s desired range and is likely to remain subdued into 2010. The combination of significant fiscal and monetary stimulus is likely to ultimately lead to higher inflation, pushing interest rates higher over the long term. Overweight allocations are driven by the opportunity to capture additional income while balancing portfolio risk. We believe the high risk premiums available today are greater than the amount warranted by the decline in fundamentals supporting the corporate, agency MBS and municipal sectors. These factors support an overweight to the market’s risk sectors that generate an income advantage over the index. Interest rate risk management will be nimble around the market’s inflection point.

Performance Report (unaudited) (continued)

	Average Annual Returns as of 3/31/09
	1 Year	5 Year	10 Year
WB Capital Bond Fund	-0.21%	3.07%	4.57%
Barclays Capital Aggregate Index	3.13%	4.13%	5.70%

Performance data quoted represents past performance; past performance is not predicative of future results. The value of shares in the Bond Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.WBCapitalFunds.com.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in an environment of rising interest rates.

The performance of the Bond Fund is compared to the Barclays Capital Aggregate Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bond Fund

	Schedule of Portfolio Investments
	March 31, 2009

Par/
Share Value	Description			Value
U.S. Treasury Notes (2.64%)
$ 1,000,000	3.500%	02/15/18	................................................	$ 1,073,125
245,000	4.000%	08/15/18	................................................	272,256
	(Cost $1,331,060)			1,345,381

U.S. Treasury Inflation Index (3.47%)
900,000	1.750%	01/15/28	................................................	861,750
900,000	1.625%	01/15/18	................................................	909,562
	(Cost $1,735,180)			1,771,312

U.S. Government Agencies (3.52%)
Federal Home Loan Bank (2.88%)
1,430,000	4.250%	05/20/15	................................................	1,467,273
	(Cost $1,430,000)			1,467,273

Federal Home Loan Mortgage Corporation (0.64%)
250,000	6.750%	09/15/29	................................................	330,541
	(Cost $271,123)			330,541
	Total U.S. Government Agencies			1,797,814

Mortgage Related Securities (53.76%)
Collateralized Mortgage Obligation (11.20%)*
1,170,008	Federal Home Loan Mortgage
	Corporation 3034 Class EH
	5.500%	12/15/34	................................................	1,226,136
1,632,860	Federal Home Loan Mortgage
	Corporation 3076 Class PC
	5.500%	11/15/25	................................................	1,666,004
340,524	Federal Home Loan Mortgage
	Corporation 3211 Class PA
	5.500%	11/15/29	................................................	349,874
1,530,000	Federal National Mortgage
	Association 2005-69 Class KE
	5.500%	06/25/34	................................................	1,605,365
386,824	Federal National Mortgage
	Association 2007-77 Class M
	5.500%	11/25/29	................................................	396,473
557,651	Structured Asset 2001-1 B2
	7.125%	02/25/31	................................................	468,354
	(Cost $5,627,461)			5,712,206

Commercial Mortgage Obligation (0.56%)
400,000	Greenwich Capital Commercial
	Funding 2007-GG11 Class A4
	5.736%	12/10/49	................................................	287,735
	(Cost $397,531)			287,735

Federal Home Loan Mortgage Corporation
Mortgage-Backed Pools (15.88%)
565,316	Pool #E01419 5.500% 05/01/18.................................................	592,370
268,388	Pool #A19963 5.500% 03/01/34.................................................	279,346
41,933	Pool #C00592 7.000% 03/01/28.................................................	45,563
41,004	Pool #C00896 7.500% 12/01/29.................................................	44,441
587,293	Pool #C01491 6.000% 02/01/33.................................................	617,145
79,564	Pool #C19588 6.500% 12/01/28.................................................	84,712
66,049	Pool #C72044 6.500% 10/01/32.................................................	70,158
85,737	Pool #C76748 6.000% 02/01/33.................................................	90,042
623,671	Pool #C78237 5.500% 04/01/33.................................................	649,915
553,315	Pool #E01488 5.000% 10/01/18.................................................	574,841
56,082	Pool #E99510 5.500% 09/01/18.................................................	58,742
519,406	Pool #G01444 6.500% 08/01/32.................................................	552,042
1,080,086	Pool #G01563 5.500% 06/01/33.................................................	1,125,536
665,118	Pool #G01772 5.000% 02/01/35.................................................	688,118
724,659	Pool #G01896 5.000% 09/01/35.................................................	749,264
1,247,029	Pool #G03388 6.000% 10/01/37.................................................	1,305,154
435,536	Pool #G08227 6.000% 10/01/37.................................................	455,836
19,452	Pool #C53696 7.000% 06/01/31.................................................	20,966
26,741	Pool #E00436 7.000% 06/01/11.................................................	27,693
60,147	Pool #G80135 7.000% 10/25/24.................................................	64,003
	(Cost $7,801,474)	8,095,887

Federal National Mortgage Association
Mortgage-Backed Pools (21.57%)
75,680	ARM #686168 5.560% 05/01/32.................................................	76,613
131,530	Pool #240650 7.500% 07/01/21.................................................	139,830
36,181	Pool #250990 7.500% 07/01/27.................................................	39,255
51,721	Pool #251614 7.000% 04/01/28.................................................	55,862
67,367	Pool #251697 6.500% 05/01/28.................................................	71,839
110,263	Pool #252334 6.500% 02/01/29.................................................	117,801
51,568	Pool #252518 7.000% 05/01/29.................................................	55,503
342,018	Pool #254905 6.000% 10/01/33.................................................	359,083
136,038	Pool #254982 5.000% 12/01/33.................................................	140,831
692,979	Pool #255075 5.500% 02/01/24.................................................	723,881
153,331	Pool #255079 5.000% 02/01/19.................................................	160,243
119,100	Pool #323282 7.500% 07/01/28.................................................	129,221
49,842	Pool #323640 7.500% 04/01/29.................................................	54,046
56,077	Pool #346287 7.000% 05/01/26.................................................	60,578
1,129,560	Pool #357467 5.500% 12/01/33.................................................	1,177,302
42,062	Pool #535817 7.000% 04/01/31.................................................	45,328
277,436	Pool #545759 6.500% 07/01/32.................................................	294,469
724,788	Pool #545993 6.000% 11/01/32.................................................	761,403
691,677	Pool #555272 6.000% 03/01/33.................................................	726,619
40,298	Pool #581592 7.000% 06/01/31.................................................	43,425
1,384,720	Pool #683387 5.500% 02/01/33.................................................	1,443,247
176,541	Pool #713974 5.500% 07/01/33.................................................	184,003
766,651	Pool #721502 5.000% 07/01/33.................................................	793,663
577,421	Pool #735415 6.500% 12/01/32.................................................	613,594
994,297	Pool #737730 5.500% 09/01/33.................................................	1,036,322
687,488	Pool #742088 4.500% 04/01/19.................................................	712,037
933,952	Pool #888890 6.500% 10/01/37.................................................	985,018
	(Cost $10,649,748)	11,001,016

Government National Mortgage
Association Pool (1.26%)
86,145	Pool II #2536 7.500% 01/20/28.................................................			92,547
26,352	Pool #451522 7.500% 10/15/27.................................................			28,403
65,625	Pool #462556 6.500% 02/15/28.................................................			70,039
520	Pool #466138 7.500% 12/15/28.................................................			561
43,930	Pool #469699 7.000% 11/15/28.................................................			47,141
56,567	Pool #486760 6.500% 12/15/28.................................................			60,371
40,867	Pool #780453 7.500% 12/15/25.................................................			44,009
64,910	Pool #780584 7.000% 06/15/27.................................................			69,582
75,388	Pool #780717 7.000% 02/15/28.................................................			80,845
44,901	Pool #780936 7.500% 12/15/28.................................................			48,372
94,942	Pool #780990 7.500% 12/15/28.................................................			102,348
	(Cost $606,931)			644,218

Asset Backed Securities (3.29%)
138,868	Amresco 1997-2 M1F
	7.430%	06/25/27	................................................	130,852
1,100,000	Chase Mortgage 2003-4 1A5
	5.416%	05/25/33	................................................	576,069
435,424	CIT Group 2002-1 AF5
	6.710%	02/25/33	................................................	205,378
17	ContiMortgage 1999-1 A7
	6.470%	12/25/13	................................................	17
74,852	Countrywide ABS
	4.575%	07/25/35	................................................	70,118
154,466	Equity One
	6.039%	11/25/32	................................................	98,437
8,992	FHLMC Pass Thru T-5 A6
	7.120%	06/25/28	................................................	8,971
384,708	GreenTree Financial 1996-3 A6
	7.850%	05/15/27	................................................	352,806
205,105	Indymac 1998-2 A2
	6.170%	12/25/11	................................................	166,979
96,235	Southern Pacific 1998-1 A6
	7.080%	03/25/28	................................................	65,254
	(Cost $2,636,128)			1,674,881
	Total Mortgage Related Securities			27,415,943

Corporate Bonds (35.05%)
Aerospace - Defense (0.58%)
295,000	Lockheed Martin Corporation
	6.150%	09/01/36	................................................	298,113
	(Cost $312,855)			298,113

Banking and Financial (4.84%)
500,000	Bank of America Corporation
	7.400%	01/15/11	................................................	466,130
50,000	Bank of America Corporation
	4.750%	08/01/15	................................................	41,753
420,000	Key Bank NA
	3.200%	06/15/12	................................................	436,013
420,000	Regions Bank
	3.250%	12/09/11	................................................	437,091
420,000	Suntrust Bank
	3.000%	11/16/11	................................................	432,166
435,000	Wachovia Corporation
	5.625%	10/15/16	................................................	335,348

435,000	Wells Fargo Company
	5.375%	02/07/35	................................................	321,585
	(Cost $2,689,300)			2,470,086

Beverages (0.58%)
385,000	Anheuser-Busch Company
	5.950%	01/15/33	................................................	297,553
	(Cost $423,342)			297,553

Building Products (0.61%)
425,000	Lafarge SA
	6.500%	07/15/16	................................................	310,250
	(Cost $423,616)			310,250

Computer Hardware (0.56%)
270,000	Hewlett-Packard Company
	5.250%	03/01/12	................................................	283,503
	(Cost $285,834)			283,503

Drugs (0.56%)
270,000	CVS Caremark
	5.750%	08/15/11	................................................	283,186
	(Cost $282,324)			283,186

Electric Utility (1.60%)
290,000	Appalachian Power Company
	5.000%	06/01/17	................................................	252,148
335,000	Pacific Gas and Electric
	6.050%	03/01/34	................................................	327,812
235,000	Virginia Electric
	5.400%	01/15/16	................................................	237,826
	(Cost $869,866)			817,786

Financial Services (6.04%)
550,000	Citigroup, Inc.
	5.125%	05/05/14	................................................	468,695
275,000	GE Capital Corporation
	6.125%	02/22/11	................................................	278,026
250,000	GE Capital Corporation
	6.750%	03/15/32	................................................	202,725
570,000	Goldman Sachs Group
	5.950%	01/18/18	................................................	517,468
400,000	HSBC Finance Corporation
	4.750%	07/15/13	................................................	294,852
270,000	IBM International Group Capital
	5.050%	10/22/12	................................................	285,427
270,000	John Deere Corporation
	7.000%	03/15/12	................................................	287,499
520,000	JP Morgan Chase and Company
	6.000%	01/15/18	................................................	525,243
245,000	Morgan Stanley
	5.375%	10/15/15	................................................	221,338
	(Cost $3,422,880)			3,081,273

Food Products (0.56%)
270,000	Kraft Foods, Inc.
	6.250%	06/01/12	................................................	284,887
	(Cost $284,299)			284,887

Industrial Products and Equipment (0.66%)
320,000	Praxair, Inc.
	5.250%	11/15/14	................................................	339,077

	(Cost $319,377)			339,077

Insurance (2.08%)
670,000	American International Group
	5.850%	01/16/18	................................................	262,308
440,000	Genworth Financial
	5.750%	06/15/14	................................................	158,443
630,000	St. Paul Travelers
	6.250%	06/20/16	................................................	639,487
	(Cost $1,748,870)			1,060,238

Machinery and Equipment (0.90%)
250,000	Caterpillar, Inc.
	6.050%	08/15/36	................................................	214,488
300,000	Johnson Controls, Inc.
	4.875%	09/15/13	................................................	246,015
	(Cost $534,262)			460,503

Medical Hospital Management (0.52%)
290,000	Wellpoint, Inc.
	5.250%	01/15/16	................................................	264,612
	(Cost $289,212)			264,612

Media (2.21%)
120,000	AOL Time Warner
	7.625%	04/15/31	................................................	107,223
255,000	AOL Time Warner
	6.875%	05/01/12	................................................	259,539
500,000	Cox Communications, Inc.
	6.250%	06/01/18	................................................	444,168
335,000	Time Warner Cable, Inc.
	6.750%	07/01/18	................................................	314,466
	(Cost $1,237,037)			1,125,396

Oil and Gas (4.28%)
270,000	Conoco Funding Company
	6.350%	10/15/11	................................................	292,140
425,000	Encana Corporation
	5.900%	12/01/17	................................................	401,126
600,000	Enterprise Products Operating
	5.000%	03/01/15	................................................	514,066
440,000	Tesoro Corporation
	6.250%	11/01/12	................................................	383,900
630,000	Transocean, Inc.
	6.000%	03/15/18	................................................	593,536
	(Cost $2,413,863)			2,184,768

Pipelines (0.56%)
280,000	Kinder Morgan Energy
	6.750%	03/15/11	................................................	285,529
	(Cost $291,814)			285,529

Railroads (0.52%)
280,000	Union Pacific Corporation
	6.625%	02/01/29	................................................	265,269
	(Cost $290,883)			265,269

Real Estate Investment Trust (2.87%)
450,000	Avalon Bay Apartments
	5.500%	01/15/12	................................................	423,451
575,000	Realty Income Corporation
	5.500%	11/15/15	................................................	434,162
630,000	Simon Property Group
	7.750%	01/20/11	................................................	604,482
	(Cost $1,667,197)			1,462,095

Retail General Merchandise (0.55%)
425,000	May Department Stores
	5.750%	07/15/14	................................................	279,239
	(Cost $418,539)			279,239

Telecommunications (2.30%)
505,000	America Movil SA
	5.500%	03/01/14	................................................	484,309
325,000	AT&T Inc.
	6.400%	05/15/38	................................................	289,155
420,000	Verizon Communications, Inc.
	5.500%	02/15/18	................................................	399,977
	(Cost $1,225,715)			1,173,441

Utilities (0.85%)
425,000	Cincinnati Gas and Electric
	5.700%	09/15/12	................................................	433,930
	(Cost $429,918)			433,930

Waste Disposal (0.82%)
435,000	Waste Management, Inc.
	5.000%	03/15/14	................................................	415,339
	(Cost $423,232)			415,339
	Total Corporate Bonds			17,876,073

Taxable Municipal Bonds (0.02%)
Revenue Bonds - Education
10,000	Pennsylvania Higher Education
	4.700%	07/01/09	................................................	9,958
	(Cost $10,000)			9,958

	Total Unaffiliated Issuers			50,216,481

Affiliated Mutual Funds (1.23%)
626,146	WB Capital Liquid Assets Fund
	I Shares	0.514%		626,146
	(Cost $626,146)			626,146

	Total Investments (99.69%)
	(Cost $53,407,017)			$ 50,842,627
	Other Assets and Liabilities (0.31%)			156,095

	Net Assets (100.00%)			$ 50,998,722

*Stated maturity listed, weighted average maturity is expected to be shorter

	See notes to financial statements

Performance Report (unaudited)

Municipal Bond Fund

Fixed income total returns were mixed during the past twelve months as Treasury prices rose in a flight to quality while municipal bond prices declined. For instance, the Barclays Capital Treasury Index rose 7.48 percent while the Barclays Capital Municipal Index rose only 1.45 percent, less than its average coupon. The ten-year municipal rate reached its peak for the past year in October, 2008 with a yield of 4.86 percent as investors sold the municipal market in an attempt to shed all forms of risk. The market began to recover in December and the ten-year rate ended the fiscal year at 3.20 percent.

For the year, the WB Capital Municipal Bond Fund slightly underperformed its benchmark, the Merrill Lynch 2-17 Yr. Municipal Bond Index, on a net basis. Compared to the Fund’s Morningstar peer group, performance was outstanding. Our investment strategy of using high quality investments within a diversified and risk managed approach proved beneficial. Morningstar peer group rankings as of March 31, 2009 rate the Fund in the 9th percentile for one year, 7th percentile for three years and 28th percentile for five years. The Fund continues to hold a three star ranking from Morningstar but should move to four stars soon.

The portfolio’s performance was supported by an emphasis on high quality bonds. The municipal market has become strongly bifurcated as credits with any quality issues are being severely penalized in price. Although absolute municipal yields remain too low, we believe the high risk premiums for lower quality municipals present a long-term opportunity. Investment strategy continues to increase exposure to municipal sectors and structures that generate an income advantage over the index while maintaining interest rate risk modestly lower than the index.

Performance Report (unaudited)

	Average Annual Returns as of 3/31/09
	1 Year	5 Year	10 Year
WB Capital Municipal Bond Fund	4.41%	2.68%	3.72%
Merrill Lynch 1-12 Yr. Municipal Bond Index	5.29%	3.86%	4.98%
Merrill Lynch 2-17 Yr. Municipal Bond Index	4.68%	3.82%	5.02%

Performance data quoted represents past performance; past performance is not predicative of future results. The value of shares in the Municipal Bond Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.WBCapitalFunds.com.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in an environment of rising interest rates.

The performance of the Municipal Bond Fund is measured against the Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 2-17 years. During fiscal 2006, the benchmark changed from the Merrill Lynch 1-12 Year Index to the Merrill Lynch 2-17 Year Index because the longer maturity profile is expected to result in higher income. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Municipal Bond Fund

Schedule of Portfolio Investments
March 31, 2009

Par/
Share Value	Description			Value
Municipal Bonds (96.10%)
Alabama (4.77%)
$ 200,000	Decatur, AL G.O.
	4.250%	10/01/22	................................................	$ 197,672
290,000	Montgomery, AL G.O.
	5.000%	01/01/23	................................................	301,075
	(Cost $503,629)			498,747

Alaska (1.89%)
200,000	Alaska Housing Finance Corporation
	4.300%	06/01/15	................................................	198,206
	(Cost $201,181)			198,206

Arizona (1.87%)
100,000	Maricopa County, AZ IDA
	4.125%	07/01/15	................................................	93,912
100,000	Mohave County, AZ USD #20
	3.500%	07/01/13	................................................	101,778
	(Cost $202,082)			195,690

California (3.85%)
200,000	California State
	5.000%	09/01/18	................................................	204,128
5,000	California State
	5.000%	12/01/17	................................................	5,114
200,000	San Diego, CA School District
	4.500%	07/01/24	................................................	193,550
	(Cost $414,341)			402,792

Colorado (2.94%)
290,000	Evergreen, CO G.O.
	5.000%	12/01/19	................................................	307,278
	(Cost $305,438)			307,278

Florida (4.47%)
300,000	Collier County, FL Revenue
	5.000%	06/01/21	................................................	298,548
160,000	Florida State Turnpike Authority
	5.000%	07/01/19	................................................	169,026
	(Cost $476,886)			467,574

Illinois (12.76%)
200,000	Chicago, IL Water Revenue
	5.000%	11/01/13	................................................	219,394
300,000	DeKalb County, IL G.O.
	5.000%	12/01/20	................................................	314,826
200,000	DuPage County, IL
	5.000%	11/01/13	................................................	226,740
40,000	DuPage County, IL
	5.000%	11/01/16	................................................	43,763
200,000	Evanston, IL
	5.000%	12/01/23	................................................	213,656
30,000	Kendall County, IL G.O.
	5.250%	01/01/16	................................................	35,155
270,000	Kendall County, IL G.O.
	5.250%	01/01/23	................................................	281,497
	(Cost $1,299,119)			1,335,031

Indiana (6.66%)
450,000	Allen County, IN
	5.750%	10/01/11	................................................	496,634
200,000	Avon, IN Revenue
	4.250%	07/15/18	................................................	200,156
	(Cost $660,274)			696,790

Iowa (3.01%)
170,000	Des Moines Area Community College
	4.000%	06/01/12	................................................	173,473
160,000	Iowa Higher Education
	4.200%	10/01/15	................................................	141,754
	(Cost $331,120)			315,227

Louisiana (0.95%)
100,000	Calcasieu Parish, LA
	4.000%	02/15/14	................................................	99,441
	(Cost $100,713)			99,441

Massachusetts (2.30%)
215,000	Massachusetts State Special Revenue
	5.000%	06/01/14	................................................	240,417
	(Cost $228,039)			240,417

Minnesota (2.98%)
200,000	Blooming Prairie School District, MN
	4.750%	01/01/24	................................................	206,932
100,000	Minnesota State Municipal Power
	4.000%	10/01/12	................................................	104,552
	(Cost $304,546)			311,484

New York (4.54%)
200,000	New York State Revenue
	5.000%	04/01/16	................................................	220,282
245,000	New York, NY Series G
	5.000%	12/01/17	................................................	255,280
	(Cost $472,213)			475,562

North Carolina (4.01%)
200,000	North Carolina State
	5.000%	03/01/19	................................................	216,198
200,000	Winston-Salem, NC Water and Sewer
	3.000%	06/01/16	................................................	203,986
	(Cost $417,810)			420,184

North Dakota (2.03%)
200,000	Fargo, ND Sales Tax
	5.000%	07/01/12	................................................	212,322
	(Cost $209,168)			212,322

Ohio (4.76%)
75,000	Buckeye, OH Tobacco
	4.500%	06/01/13	................................................	68,953
100,000	Ohio State Higher Education
	5.000%	10/01/11	................................................	105,103
300,000	Ohio State University
	5.250%	06/01/19	................................................	323,769
	(Cost $490,818)			497,825

Oregon (1.09%)
100,000	Oregon State Transportation
	5.000%	11/15/17	................................................	113,838
	(Cost $111,072)			113,838

South Carolina (3.88%)
200,000	Beaufort County, SC
	4.250%	03/01/22	................................................	202,772
200,000	Spartanburg County, SC
	4.000%	04/15/14	................................................	203,960
	(Cost $403,583)			406,732

Tennessee (1.07%)
100,000	Memphis,TN
	5.000%	11/01/14	................................................	112,318
	(Cost $106,249)			112,318

Texas (10.83%)
40,000	Denton, TX Utility System
	5.000%	12/01/13	................................................	42,209
290,000	Plano, TX G.O.
	4.750%	09/01/19	................................................	315,059
490,000	Texas State
	5.250%	10/15/12	................................................	536,143
235,000	Texas State Housing Revenue
	4.300%	09/01/16	................................................	240,501
	(Cost $1,099,426)			1,133,912

Washington (8.71%)
200,000	King County, WA
	4.000%	12/01/12	................................................	207,072
200,000	Seattle, WA G.O.
	5.000%	08/01/23	................................................	209,292
465,000	Washington State Series R03A
	5.000%	01/01/15	................................................	495,053
	(Cost $891,520)			911,417

Wisconsin (6.73%)
200,000	Kronenwetter, WI
	4.750%	03/01/11	................................................	200,000
175,000	Ledgeview, WI Sanitary District
	4.125%	04/01/14	................................................	181,916
200,000	Monona, WI Sewer Revenue
	4.500%	05/01/11	................................................	200,304
115,000	Wisconsin Public Power Revenue
	5.000%	07/01/12	................................................	122,434
	(Cost $698,965)			704,654
	Total Municipal Bonds			10,057,441

Alternative Minimum Tax Paper (1.85%)
Virginia (1.85%)
200,000	Virginia Port Authority
	5.000%	07/01/17	................................................	194,326
	(Cost $214,703)			194,326

Mutual Funds (1.05%)
109,956	Federated Tax-Free Obligations
	0.514%		................................................	109,956
	(Cost $109,956)			109,956

	Total Investments (99.00%)
	(Cost $10,252,850)			$ 10,361,723
	Other Assets and Liabilities (1.00%)			104,216

	Net Assets (100.00%)			$ 10,465,939

		See notes to financial statements

Statements of Assets and Liabilities
March 31, 2009

	Institutional	Institutional
	Money Market	Reserves	Liquid
	Fund	Fund	Assets Fund

ASSETS:
Investments, at value:
Unaffiliated issuers	$ 38,954,234	$ 33,153,662	$ 66,095,061
Affiliated funds	-----	-----	-----
Repurchase agreements	21,957,662	14,077,917	18,090,155
Total investments	60,911,896	47,231,579	84,185,216
Interest and dividends receivable	215,212	139,621	256,520
Receivable for capital shares issued	-----	-----	7,094
Dividend reinvestment receivable	39,649	-----	3,423
Prepaid expenses	11,429	10,223	17,141
Total assets	61,178,186	47,381,423	84,469,394
LIABILITIES:
Dividends payable	39,649	27,121	30,817
Payable for investments purchased	-----	-----	-----
Payable for capital shares redeemed	-----	-----	356
Accrued expenses and other payables:
Investment advisory fees	5,246	10,264	27,450
Administration fees	3,673	3,849	16,470
Accounting fees	-----	-----	2,353
Distribution fees	-----	-----	7,459
Servicing fees	-----	-----	16,696
Other	22,980	13,948	18,171
Total liabilities	71,548	55,182	119,772
Net assets	$ 61,106,638	$ 47,326,241	$ 84,349,622

Investments, at cost:
Unaffiliated issuers	$ 38,954,234	$ 33,153,662	$ 66,095,061
Affiliated funds	-----	-----	-----
Repurchase agreements	21,957,662	14,077,917	18,090,155
	$ 60,911,896	$ 47,231,579	$ 84,185,216

See notes to financial statements
	24

Statements of Assets and Liabilities
March 31, 2009

	Limited Term		Municipal
	Bond Fund	Bond Fund	Bond Fund

ASSETS:
Investments, at value:
Unaffiliated issuers	$ 23,273,978	$ 50,216,481	$ 10,361,723
Affiliated funds	536,115	626,146	-----
Repurchase agreements	-----	-----	-----
Total investments	23,810,093	50,842,627	10,361,723
Interest and dividends receivable	211,684	425,323	139,812
Receivable for capital shares issued	5,326	10,338	-----
Dividend reinvestment receivable	26,131	50,825	3,271
Prepaid expenses	4,183	9,246	1,859
Total assets	24,057,417	51,338,359	10,506,665
LIABILITIES:
Dividends payable	78,754	199,641	28,772
Payable for investments purchased	156,239	-----	-----
Payable for capital shares redeemed	43,078	84,222	600
Accrued expenses and other payables:
Investment advisory fees	10,199	24,064	4,475
Administration fees	2,856	7,438	1,969
Accounting fees	612	1,313	268
Distribution fees	-----	-----	-----
Servicing fees	-----	-----	-----
Other	18,412	22,959	4,642
Total liabilities	310,150	339,637	40,726
Net assets	$ 23,747,267	$ 50,998,722	$ 10,465,939

Investments, at cost:
Unaffiliated issuers	$ 23,896,680	$ 52,780,871	$ 10,252,850
Affiliated funds	536,115	626,146	-----
Repurchase agreements	-----	-----	-----
	$ 24,432,795	$ 53,407,017	$ 10,252,850

See notes to financial statements

Statements of Assets and Liabilities
March 31, 2009

	Institutional	Institutional
	Money Market	Reserves	Liquid
	Fund	Fund	Assets Fund

NET ASSETS:
Paid-in capital	$ 61,106,638	$ 47,326,241	$ 84,448,349
Accumulated undistributed net investment income	-----	-----	11,167
Net unrealized gain (loss) on investment transactions	-----	-----	-----
Accumulated net realized gains (losses)
on investment transactions	-----	-----	(109,894)
Net assets	$ 61,106,638	$ 47,326,241	$ 84,349,622
Authorized shares	1,250,000,000	1,250,000,000
Capital shares outstanding	61,106,638	47,326,241
Net asset value--offering and redemption price per share	$ 1.00	$ 1.00

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding			$ 17,243,051
Authorized shares			1,250,000,000
Shares outstanding, $.001 par value			17,282,724
Net asset value--offering and redemption price per share			$ 1.00

Pricing of T Shares
Net assets applicable to T Shares outstanding			$ 10,437,262
Authorized shares			1,250,000,000
Shares outstanding, $.001 par value			10,450,691
Net asset value--offering and redemption price per share			$ 1.00

Pricing of I Shares
Net assets applicable to I Shares outstanding			$ 56,669,309
Authorized shares			1,250,000,000
Shares outstanding, $.001 par value			56,714,934
Net asset value--offering and redemption price per share			$ 1.00

See notes to financial statements

Statements of Assets and Liabilities
March 31, 2009

	Limited Term		Municipal
	Bond Fund	Bond Fund	Bond Fund

NET ASSETS:
Paid-in capital	$ 27,450,778	$ 56,350,619	$ 10,318,335
Accumulated undistributed net investment income	24,578	23	2,080
Net unrealized gain (loss) on investment transactions	(622,702)	(2,564,390)	108,873
Accumulated net realized gains (losses)
on investment transactions	(3,105,387)	(2,787,530)	36,651
Net assets	$ 23,747,267	$ 50,998,722	$ 10,465,939
Authorized shares	800,000,000	809,987,393	800,000,000
Capital shares outstanding	2,551,570	5,421,110	1,038,595
Net asset value--offering and redemption price per share	$ 9.31	$ 9.41	$ 10.08

See notes to financial statements

Statements of Operations
For the Year Ended March 31, 2009

	Institutional	Institutional
	Money Market	Reserves	Liquid
	Fund	Fund	Assets Fund

INVESTMENT INCOME:
Interest income	$ 1,306,040	$ 1,201,491	$ 2,086,832
Affiliated dividend income	-----	-----	-----
Dividend income	-----	-----	-----
Total investment income	1,306,040	1,201,491	2,086,832

EXPENSES:
Investment advisory fees	239,263	211,616	367,338
Administration fees	143,557	126,970	220,402
Accounting fees	20,508	18,138	31,486
Distribution and shareholder service fees S2 Shares	-----	-----	137,259
Administrative service fees T Shares	-----	-----	34,426
Administrative service fees	-----	-----	-----
Custody fees	25,882	22,849	42,307
Legal fees	6,066	4,755	8,214
Audit and tax fees	20,474	17,892	24,499
Directors' fees	18,030	15,725	27,200
Transfer agent fees	-----	-----	43,566
Affiliated transfer agent fees	6,000	5,741	18,675
Registration and filing fees	269	-----	8,696
Printing fees	1,880	1,552	3,366
Insurance expense	21,087	16,769	69,111
Pricing Service	-----	1,144	1,360
Other	1,534	1,212	2,979
Total expenses	504,550	444,363	1,040,884
Less: Expenses voluntarily reduced/waived	(333,813)	(164,131)	(95,222)
Net expenses	170,737	280,232	945,662
Net investment income	1,135,303	921,259	1,141,170

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions	-----	-----	(541,804)
Loss reimbursed by investment adviser	-----	-----	443,077
Net change in unrealized depreciation from investments	-----	-----	-----
Net realized and unrealized gains (losses) from investments	-----	-----	(98,727)
Change in net assets resulting from operations	$ 1,135,303	$ 921,259	$ 1,042,443

See notes to financial statements

Statements of Operations
For the Year Ended March 31, 2009

	Limited Term		Municipal
	Bond Fund	Bond Fund	Bond Fund

INVESTMENT INCOME:
Interest income	$ 1,179,215	$ 3,140,136	$ 456,716
Affiliated dividend income	9,713	15,365	-----
Dividend income	-----	10,313	-----
Total investment income	1,188,928	3,165,814	456,716

EXPENSES:
Investment advisory fees	128,767	326,543	57,355
Administration fees	66,959	154,366	29,825
Accounting fees	7,726	17,812	3,441
Distribution and shareholder service fees S2 Shares	-----	-----	-----
Administrative service fees T Shares	-----	-----	-----
Administrative service fees	64,383	148,429	28,678
Custody fees	5,445	13,704	3,025
Legal fees	2,129	5,559	1,054
Audit and tax fees	17,630	24,725	18,914
Directors' fees	7,024	18,485	3,411
Transfer agent fees	31,404	49,143	5,312
Affiliated transfer agent fees	-----	-----	-----
Registration and filing fees	2,860	5,117	2,309
Printing fees	909	2,334	433
Insurance expense	7,304	18,462	3,544
Pricing Service	11,738	27,667	11,343
Other	1,917	2,804	1,905
Total expenses	356,195	815,150	170,549
Less: Expenses voluntarily reduced/waived	(160,037)	(369,863)	(84,516)
Net expenses	196,158	445,287	86,033
Net investment income	992,770	2,720,527	370,683

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions	(318,376)	(60,532)	112,714
Loss reimbursed by investment adviser	-----	-----	-----
Net change in unrealized depreciation from investments	(888,511)	(3,021,308)	(4,286)
Net realized and unrealized gains (losses) from investments	(1,206,887)	(3,081,840)	108,428
Change in net assets resulting from operations	$ (214,117)	$ (361,313)	$ 479,111

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2009
	Institutional Money Market Fund		Institutional Reserves Fund		Liquid Assets Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008
OPERATIONS:
Net investment income	$ 1,135,303	$ 3,704,870	$ 921,259	$ 2,835,961	$ 1,141,170	$ 4,711,460
Net realized gains (losses)
from investment transactions	------	------	------	------	(98,727)	------
Net change in unrealized
appreciation (depreciation)
from investments	------	------	------	------	------	------
Change in net assets
resulting from operations	1,135,303	3,704,870	921,259	2,835,961	1,042,443	4,711,460

DISTRIBUTIONS TO
SHAREHOLDERS:
From net investment income:
Capital Shares	(1,135,303)	(3,704,870)	(921,259)	(2,835,961)	------	------
S Shares	------	------	------	------	------	(352,017)
S2 Shares	------	------	------	------	(245,401)	(1,230,000)
T Shares	------	------	------	------	(153,541)	(638,855)
I Shares	------	------	------	------	(742,228)	(2,490,588)
From net realized gains:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Change in net assets from
shareholder distributions	$ (1,135,303)	$ (3,704,870)	$ (921,259)	$ (2,835,961)	$ (1,141,170)	$ (4,711,460)

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2009
	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008
OPERATIONS:
Net investment income	$ 992,770	$ 1,173,500	$ 2,720,527	$ 3,169,375	$ 370,683	$ 517,584
Net realized gains (losses)
from investment transactions	(318,376)	413,724	(60,532)	328,265	112,714	72,946
Net change in unrealized
appreciation (depreciation)
from investments	(888,511)	402,228	(3,021,308)	911,457	(4,286)	11,312
Change in net assets
resulting from operations	(214,117)	1,989,452	(361,313)	4,409,097	479,111	601,842

DISTRIBUTIONS TO
SHAREHOLDERS:
From net investment income:
Capital Shares	(992,776)	(1,173,493)	(2,720,524)	(3,169,381)	(370,685)	(517,576)
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
From net realized gains:
Capital Shares	------	------	------	------	(146,945)	(29,820)
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Change in net assets from
shareholder distributions	$ (992,776)	$ (1,173,493)	$ (2,720,524)	$ (3,169,381)	$ (517,630)	$ (547,396)

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2009
	Institutional Money Market Fund		Institutional Reserves Fund		Liquid Assets Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008
CAPITAL SHARE
TRANSACTIONS:
Issued:
Capital Shares	$225,952,846	$586,059,009	$190,230,347	$230,886,266	$ ------	$ ------
S Shares	------	------	------	------	------	47,152,021
S2 Shares	------	------	------	------	162,020,294	185,796,590
T Shares	------	------	------	------	35,739,434	44,973,619
I Shares	------	------	------	------	181,535,407	146,921,169
Reinvestments:
Capital Shares	1,135,303	3,704,869	------	------	------	------
S Shares	------	------	------	------	------	7,184
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	96,680	401,006
I Shares	------	------	------	------	50,591	202,988
Redemptions:
Capital Shares	(227,190,185)	(635,573,373)	(199,417,842)	(240,635,919)	------	------
S Shares	------	------	------	------	------	(57,296,993)
S2 Shares	------	------	------	------	(171,780,315)	(194,781,811)
T Shares	------	------	------	------	(40,046,381)	(45,925,531)
I Shares	------	------	------	------	(190,889,199)	(145,287,067)
Change in net assets from
capital transactions	(102,036)	(45,809,495)	(9,187,495)	(9,749,653)	(23,273,489)	(17,836,825)
Change in net assets	(102,036)	(45,809,495)	(9,187,495)	(9,749,653)	(23,372,216)	(17,836,825)

NET ASSETS:
Beginning of period	61,208,674	107,018,169	56,513,736	66,263,389	107,721,838	125,558,663
End of period	$ 61,106,638	$ 61,208,674	$ 47,326,241	$ 56,513,736	$ 84,349,622	$107,721,838
Undistributed Net Investment
Income end of period	$ ------	$ ------	$ ------	$ ------	$ 11,167	$ 11,167

See notes to financial statements

                                       32

WB Capital Mutual Funds, Inc.

Statements of Changes in Net Assets
March 31, 2009
	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008
CAPITAL SHARE
TRANSACTIONS:
Issued:
Capital Shares	$ 3,098,341	$ 1,724,062	$ 6,386,070	$ 7,189,176	$ 313,275	$ 822,474
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Reinvestments:
Capital Shares	316,223	316,715	666,486	680,742	53,249	56,023
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Redemptions:
Capital Shares	(6,562,542)	(7,025,039)	(19,637,745)	(16,730,565)	(2,630,919)	(5,580,631)
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Change in net assets from
capital transactions	(3,147,978)	(4,984,262)	(12,585,189)	(8,860,647)	(2,264,395)	(4,702,134)
Change in net assets	(4,354,871)	(4,168,303)	(15,667,026)	(7,620,931)	(2,302,914)	(4,647,688)

NET ASSETS:
Beginning of period	28,102,138	32,270,441	66,665,748	74,286,679	12,768,853	17,416,541
End of period	$ 23,747,267	$ 28,102,138	$ 50,998,722	$ 66,665,748	$ 10,465,939	$ 12,768,853
Undistributed Net Investment
Income end of period	$ 24,578	$ 24,584	$ 23	$ 20	$ 2,080	$ 2,082

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2009
	Institutional Money Market Fund		Institutional Reserves Fund		Liquid Assets Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008
SHARE TRANSACTIONS:
Issued:
Capital Shares	225,952,846	586,059,009	190,230,347	230,886,266	------	------
S Shares	------	------	------	------	------	47,152,021
S2 Shares	------	------	------	------	162,020,294	185,796,590
T Shares	------	------	------	------	35,739,434	44,973,619
I Shares	------	------	------	------	181,535,407	146,921,169
Reinvestments:
Capital Shares	1,135,303	3,704,869	------	------	------	------
S Shares	------	------	------	------	------	7,184
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	96,680	401,006
I Shares	------	------	------	------	50,591	202,988
Redemptions:
Capital Shares	(227,190,185)	(635,573,373)	(199,417,842)	(240,635,919)	------	------
S Shares	------	------	------	------	------	(57,296,993)
S2 Shares	------	------	------	------	(171,780,315)	(194,781,811)
T Shares	------	------	------	------	(40,046,381)	(45,925,531)
I Shares	------	------	------	------	(190,889,199)	(145,287,067)
Change in shares	(102,036)	(45,809,495)	(9,187,495)	(9,749,653)	(23,273,489)	(17,836,825)

See notes to financial statements

Statements of Changes in Net Assets
March 31, 2009
	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008
SHARE TRANSACTIONS:
Issued:
Capital Shares	324,845	178,577	666,288	738,146	30,899	81,324
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Reinvestments:
Capital Shares	33,280	33,024	70,334	69,927	5,398	5,571
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Redemptions:
Capital Shares	(686,652)	(735,252)	(2,062,478)	(1,718,220)	(261,083)	(552,149)
S Shares	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
I Shares	------	------	------	------	------	------
Change in shares	(328,527)	(523,651)	(1,325,856)	(910,147)	(224,786)	(465,254)

See notes to financial statements

Notes to Financial Statements

March 31, 2009

1. Organization

The WB Capital Mutual Funds, Inc. (the “Funds”) were registered on November 16, 1994 under the Investment Company Act of 1940 (the "1940 Act''), as amended, as a diversified open-end management investment company issuing its shares in six portfolios. WB Capital Management Inc. (“WB Capital”) is the investment adviser to the Funds. The Funds name changed from Vintage Mutual Funds, Inc. to WB Capital Mutual Funds, Inc. on July 29, 2008. The Funds currently consist of the following diversified portfolios (individually, a “Fund''): Institutional Money Market Fund, Institutional Reserves Fund, Liquid Assets Fund, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund.

Liquid Assets Fund offers three classes of shares. S2 Shares are offered to customers of banks. S2 Shares are normally offered through financial institutions providing automatic “sweep'' investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. I Shares may be purchased by individual and institutional investors directly from Foreside Distribution Services, L.P. (the "Distributor'').

Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP''). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation

Investments of the Institutional Money Market Fund, Institutional Reserves Fund, and Liquid Assets Fund (collectively, the "Money Market Funds'') are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on an effective yield basis to the maturity of the security.

Investments of the Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund (collectively, the "Variable Funds'') for which the primary market is a national securities exchange are valued at the official closing price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the latest available bid quotation.

Substantially all fixed-income securities are valued each business day as of the close of regular trading by one or more independent pricing services (the "Pricing Services'') approved by the WB Capital Mutual Fund Board of Directors (the “Board”). When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the bid price, provided that fund management believes those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under policies approved by and under the general supervision of the Board. The difference between the cost and fair values of investments held by the Variable Funds is reflected as either unrealized appreciation or depreciation.

Notes to Financial Statements (continued)

March 31, 2009

Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Interest income is recognized on the accrual basis and includes, when applicable, the pro rata amortization of premium or accretion of discount. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that WB Capital deems creditworthy under guidelines approved by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The seller under a repurchase agreement will be required to continually maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterpart.

Securities Purchased on a When-Issued or Delayed-Delivery Basis

Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Money Market Funds. Dividends from net investment income are declared and paid monthly for the Variable Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

The dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from the character of distributions under GAAP. These "book/tax'' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal treatment; temporary differences do not require reclassification.

Expenses

Expenses attributable to a Fund are charged to that Fund; other expenses of the Funds are prorated to the Funds on the basis of each Fund's relative net assets.

Notes to Financial Statements (continued)

March 31, 2009

Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund.

During the year ended March 31, 2008, the Funds adopted Financial Accounting Standards board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes.” FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are no longer subject to examination by tax authorities for years prior to 2006.  At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  Accordingly, no provision has been made for federal or state income taxes.  Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2009 are as follows:

Limited Term Bond Fund	Bond Fund	Municipal Bond Fund
Purchases of U.S. Government Securities	$ 5,010,323	$ 9,669,641	$--
Other purchases	5,693,930	9,534,590	2,691,426

Proceeds from maturities or sales of

U.S. Government Securities	6,907,185	15,326,622	--
Other proceeds from maturities or sales	7,003,668	16,188,923	4,433,662

4. Related Party Transactions

Under the terms of its Investment Advisory Agreement, WB Capital is entitled to receive fees computed daily on a percentage of the average daily net assets of each Fund as follows:

Institutional Money Market Fund                                 0.35%

Institutional Reserves Fund                                           0.35%

Liquid Assets Fund                                                         0.35%

Limited Term Bond Fund                                                0.50%

Bond Fund                                                                        0.55%

Municipal Bond Fund                                                     0.50%

WB Capital voluntarily limited advisory fees for the Institutional Money Market Fund and Institutional Reserves Fund to a range from 0.00 to 0.10 percent and 0.19 to 0.24 percent, respectively, during the year ended March 31, 2009.

The Funds have entered into a management and administration agreement with WB Capital pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Money Market Funds and 0.26 percent of the average daily net assets for the Variable Funds. WB Capital voluntarily limited administrative fees for the Institutional Money Market Fund to a range from 0.00 to 0.08 percent, Institutional Reserves Fund to 0.09 percent, Limited Term Bond Fund to 0.14 percent, Bond Fund to 0.17 percent, and Municipal Bond Fund to 0.22 percent during the year ended March 31, 2009.

Notes to Financial Statements (continued)

March 31, 2009

WB Capital also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services. WB Capital voluntarily waived all fund accounting fees for the Institutional Money Market Fund and Institutional Reserves Fund during the year ended March 31, 2009.

The Funds have adopted an Administrative Services Plan (the "Services Plan'') pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization'') which agree to provide recordkeeping and/or administrative support services for their customers or account holders (collectively, "Customers'') who are beneficial or record owner of shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services. For the year ended March 31, 2009, the Funds are required to pay Administrative Servicing Fees as follows: 0.25 percent on S2 Shares of the Liquid Assets Fund and 0.25 percent on T Shares of the Liquid Assets Fund, of which 0.10 percent was waived. WB Capital has waived Administrative Service Fees on the Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund. Effective April 1, 2009, the Administrative Service Fee on S2 Shares has been reduced by 0.15 percent.

Foreside Distribution Services, L.P. serves as distributor to the Funds pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agreement with the Funds, but may receive compensation under a Distribution and Shareholder Service Plan (the "Plan'') adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.25 percent on S2 Shares of the Liquid Assets Fund, T Shares of the Liquid Assets Fund, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund. For the year ended March 31, 2009, such fees were limited 0.15 percent for S2 Shares of the Liquid Assets Fund. No fees have been approved for all other classes and Funds including T and I Shares for Liquid Assets Fund, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund. However, WB Capital as adviser and administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund. During the year ended March 31, 2009, WB Capital limited distribution fees on S2 Shares of Liquid Assets Fund.

WB Capital also serves as the Fund's transfer agent to the Institutional Money Market Fund, Institutional Reserves Fund, and S2 and I Share classes of Liquid Assets Fund. WB Capital is paid a fee for transfer agency services based on the number of shareholder accounts serviced or a minimum fee amount. During the year ended March 31, 2009, WB Capital received $25,000 in transfer agent service fees. Citi Fund Services Ohio, Inc. serves as transfer agent to the other classes and Funds pursuant to a transfer agency agreement with the Funds and receives a fee for such services.

Expenses voluntarily reduced/waived by WB Capital for the year ended March 31, 2009 are as follows:

	Institutional	Institutional	Liquid	Limited		Municipal
	Money Market	Reserves	Assets	Term Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund

EXPENSES:
Investment advisory fees	$ 189,125	$ 73,439	$ --	$ --	$ --	$ --
Administration fees	105,180	72,554	--	30,904	53,434	4,588
Accounting fees	20,508	18,138	--	--	--	--
Distribution and shareholder service fees S2 Shares	--	--	27,452	--	--	--
Administrative service fees T Shares	--	--	13,770	--	--	--
Administrative service fees	--	--	--	64,383	148,429	28,678
Transfer agent fees	6,000	--	--	--	--	--
Other	13,000	--	54,000	64,750	168,000	51,250
Expenses voluntarily reduced/waived	$ 333,813	$ 164,131	$ 95,222	$ 160,037	$ 369,863	$ 84,516

Lehman Brothers Security Purchase by the Adviser

On September 15, 2008 Lehman Brothers announced the filing of a Chapter 11 Bankruptcy petition causing the Lehman bond held by the Liquid Assets Fund to no longer meet the Rule 2a-7 eligibility requirements. On September 17, 2008, WB Capital purchased the defaulted Lehman security from the Liquid Assets Fund, pursuant to Rule 17a-9. Rule 17a-9 allows an affiliate of a money market fund to purchase a security which is no longer eligible under 2a-7, as an exemption to 17(a) of the Act. WB Capital purchased the bond at amortized cost plus accrued interest. The Fund recognized a loss of $443,077, which was reimbursed by WB Capital’s purchase of the bond. The loss and reimbursement is included on the Statement of Operations.

5. Federal Income Taxes

Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund. The amounts of aggregate unrealized gain (loss) and the cost of investment securities as of March 31, 2009 for tax purposes follow:

	Aggregate	Aggregate
	Unrealized	Unrealized	Net Unrealized	Cost of
	Gain	(Loss)	Gain (Loss)	Investments
Institutional Money Market Fund	$ --	$ --	$ --	$60,911,896
Institutional Reserves Fund	--	--	--	47,231,579
Liquid Assets Fund	--	--	--	84,185,216
Limited Term Bond Fund	485,679	(1,108,381)	(622,702)	24,432,795
Bond Fund	1,091,900	(3,656,290)	(2,564,390)	53,407,017
Municipal Bond Fund	210,349	(101,476)	108,873	10,252,850

Notes to Financial Statements (continued)

March 31, 2009

Distributable earnings as of March 31, 2009 for tax purposes follow:

	Distributable Earnings
	Ordinary	Long-term
	Income	Gains	Tax Exempt
Institutional Money Market Fund	$ 39,649	$ --	$ --
Institutional Reserves Fund	27,121	--	--
Liquid Assets Fund	42,094	--	--
Limited Term Bond Fund	103,333	--	--
Bond Fund	199,609	--	--
Municipal Bond Fund	430	36,652	30,423

          Distributable earnings for the year ended March 31, 2008 for tax purposes follow:

	Distributable Earnings
	Ordinary	Long-term
	Income	Gains	Tax Exempt
Institutional Money Market Fund	$ 156,193	$ --	$ --
Institutional Reserves Fund	138,634	--	--
Liquid Assets Fund	230,864	--	--
Limited Term Bond Fund	115,588	--	--
Bond Fund	249,115	--	--
Municipal Bond Fund	--	70,881	36,652

Distributions for the year ended March 31, 2009 for tax purposes follow:

	Tax Distributions
	Ordinary	Long-term		Return of
	Income	Capital Gains	Tax Exempt	Capital
Institutional Money Market Fund	$ 1,251,844	$ --	$ --	$ --
Institutional Reserves Fund	1,032,772	--	--	--
Liquid Assets Fund	1,329,941	--	--	--
Limited Term Bond Fund	1,005,026	--	--	--
Bond Fund	2,770,033	--	--	--
Municipal Bond Fund	--	133,165	390,262	--

Notes to Financial Statements (continued)

March 31, 2009

Distributions for the year ended March 31, 2008 for tax purposes follow:

	Tax Distributions
	Ordinary	Long-term		Return of
	Income	Capital Gains	Tax Exempt	Capital
Institutional Money Market Fund	$ 3,946,391	$ --	$ --	$ --
Institutional Reserves Fund	2,963,661	--	--	--
Liquid Assets Fund	4,980,803	--	--	--
Limited Term Bond Fund	1,203,488	--	--	--
Bond Fund	3,187,807	--	--	--
Municipal Bond Fund	--	29,820	532,535	--

For tax purposes, the following Funds have capital loss carryovers as of March 31, 2009, the Funds’ most recent fiscal year end, which are available to offset future realized capital gains for Federal income tax purposes. The following shows the totals by year in which capital loss carryovers will expire if not used:

	Liquid	Limited Term
	Assets Fund	Bond Fund	Bond Fund
March 31, 2010	$ --	$ --	$ --
March 31, 2011	4,519	17,563	--
March 31, 2012	6,648	1,659,350	1,793,103
March 31, 2013	--	88,259	--
March 31, 2014	--	624,709	8,157
March 31, 2015	--	397,132	856,953
March 31, 2016	--	--	--
March 31, 2017	98,727	142,062	129,296
Total Carryover	$ 109,894	$ 2,929,075	$ 2,787,509

At March 31, 2009, the Limited Term Bond Fund had $176,312 in deferred capital losses occurring subsequent to October 31, 2008. For tax purposes, such losses will be reflected in the year ended March 31, 2010. Certain reclassifications have been made for permanent tax differences related to expiring capital loss carryovers and paydown gains and losses.

6. Other Tax Information (unaudited)

The Municipal Bond Fund designated $133,165 of capital gain dividends and $390,262 of tax-exempt dividends for the year ended March 31, 2009.

7. Fair Value Measurement

Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurement. FAS 157 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (GAAP), and expand disclosures about fair value measurements. Under FAS 157, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad levels as described below:

Level 1 –	quote prices in active markets for identical securities;
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or
Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

Notes to Financial Statements (continued)

March 31, 2009

The following is a summary of the inputs used, as of March 31, 2009, in valuing the Funds’ assets:

Level 1	Level 2	Level 3	Total
Institutional Money Market Fund	$5,800,000	$55,111,896	$--	$60,911.896
Institutional Reserves Fund	4,650,000	42,581,579	--	47,231,579
Liquid Assets Fund	8,200,000	75,985,216	--	84,185,216
Limited Term Bond Fund	536,115	23,273,978	--	23,810,093
Bond Fund	626,146	50,216,481	--	50,842,627
Municipal Bond Fund	109,956	10,251,767	--	10,361,723

8. Subsequent Events

Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The Board authorized the participation by the Liquid Assets Fund in the U.S. Treasury’s Temporary Money Market Guarantee Program (the “Program”).

The Program guarantees investors in Liquid Assets Fund that they will receive $1 for each share in the Liquid Assets Fund that they had as of the close of business on September 19, 2008 in the event the fund liquidates its holdings and the per share value at that time is less than $1 per share. While the Program is in effect, shareholders of the Liquid Assets Fund on September 19, 2008 who continuously maintain a positive account balance in that fund from the period of September 19, 2008 until the date, if any, on which such Fund’s net asset value falls below $0.995 per share (the “Guarantee Event”) will be protected up to the lesser of (i) the number of shares owned by the holder on September 19, 2008, or (ii) the number of shares owned by the holder on the date of the Guarantee Event.

The Secretary of the Treasury has extended the Program up to the close of business on September 18, 2009. The Board has elected to continue to participate and pay additional fees associated with the extension.

Participation in the initial Program and two extension periods required a payment to the Treasury in the amount of $66,373 of which $40,940 is included in the Insurance expense on the Statement of Operations.

The Program is subject to certain conditions and limitations. For example, there is an overall limit of $50 billion for all money market funds participating in the Program. More details about the Program and its restrictions are available on the U.S. Department of Treasury’s website: www.ustreas.gov.

The Institutional Money Market Fund and Institutional Reserves Fund are invested entirely in U.S. Government Agency securities or securities collateralized by U.S. Government Agency securities. Since U.S. Government Agency securities or securities collateralized by U.S. Government Agency securities are backed by the full faith and credit of the United States government, the Board has elected not to enroll the Institutional Money Market Fund and Institutional Reserves Fund in the Program.

Financial Highlights

			Investment Activities				Dividends and Distributions

		NAV	Net	Net Realized/		Total from	From Net	From Net	Return	Dividends	NAV
		Beginning	Investment	Unrealized		Investment	Investment	Realized	of	and	End
		of Period	Income	Gains (Losses)		Activities	Income	Gains	Capital	Distributions	of Period
Institutional Money Market Fund
Year Ended	March 31, 2009	$1.00	0.02	0.00		0.02	(0.02)	0.00	0.00	(0.02)	$1.00
Year Ended	March 31, 2008	$1.00	0.05	0.00		0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2007	$1.00	0.05	0.00		0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2006	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
From March 7, 2005
through March 31, 2005		$1.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00	$1.00
Institutional Reserves Fund
Year Ended	March 31, 2009	$1.00	0.02	0.00		0.02	(0.02)	0.00	0.00	(0.02)	$1.00
Year Ended	March 31, 2008	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.05	0.00		0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00		0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.02	0.00		0.02	(0.02)	0.00	0.00	(0.02)	$1.00
Liquid Assets Fund "S2" Shares
Year Ended	March 31, 2009	$1.00	0.01	(0.00)	*	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2008	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00		0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00		0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2009	$1.00	0.01	(0.00)	*	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2008	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00		0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00		0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2009	$1.00	0.01	(0.00)	*	0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Year Ended	March 31, 2008	$1.00	0.04	0.00		0.04	(0.04)	0.00	0.00	(0.04)	$1.00
Year Ended	March 31, 2007	$1.00	0.05	0.00		0.05	(0.05)	0.00	0.00	(0.05)	$1.00
Year Ended	March 31, 2006	$1.00	0.03	0.00		0.03	(0.03)	0.00	0.00	(0.03)	$1.00
Year Ended	March 31, 2005	$1.00	0.01	0.00		0.01	(0.01)	0.00	0.00	(0.01)	$1.00
Limited Term Bond Fund
Year Ended	March 31, 2009	$9.76	0.37	(0.45)		(0.08)	(0.37)	0.00	0.00	(0.37)	$9.31
Year Ended	March 31, 2008	$9.48	0.38	0.28		0.66	(0.38)	0.00	0.00	(0.38)	$9.76
Year Ended	March 31, 2007	$9.41	0.37	0.09		0.46	(0.39)	0.00	0.00	(0.39)	$9.48
Year Ended	March 31, 2006	$9.47	0.30	(0.08)		0.22	(0.28)	0.00	0.00	(0.28)	$9.41
Year Ended	March 31, 2005	$9.76	0.26	(0.29)		(0.03)	(0.24)	0.00	(0.02)	(0.26)	$9.47
Bond Fund
Year Ended	March 31, 2009	$9.88	0.44	(0.47)		(0.03)	(0.44)	0.00	0.00	(0.44)	$9.41
Year Ended	March 31, 2008	$9.70	0.44	0.18		0.62	(0.44)	0.00	0.00	(0.44)	$9.88
Year Ended	March 31, 2007	$9.56	0.42	0.14		0.56	(0.42)	0.00	0.00	(0.42)	$9.70
Year Ended	March 31, 2006	$9.80	0.40	(0.24)		0.16	(0.40)	0.00	0.00	(0.40)	$9.56
Year Ended	March 31, 2005	$10.05	0.40	(0.25)		0.15	(0.40)	0.00	0.00	(0.40)	$9.80
Municipal Bond Fund
Year Ended	March 31, 2009	$10.11	0.33	0.10		0.43	(0.33)	(0.13)	0.00	(0.46)	$10.08
Year Ended	March 31, 2008	$10.08	0.34	0.05		0.39	(0.34)	(0.02)	0.00	(0.36)	$10.11
Year Ended	March 31, 2007	$10.12	0.35	0.06		0.41	(0.35)	(0.10)	0.00	(0.45)	$10.08
Year Ended	March 31, 2006	$10.49	0.33	(0.19)		0.14	(0.33)	(0.18)	0.00	(0.51)	$10.12
Year Ended	March 31, 2005	$11.02	0.34	(0.38)		(0.04)	(0.34)	(0.15)	0.00	(0.49)	$10.49

Financial Highlights

		Total Return / Ratios / Supplementary Data

				Net Assets	Expenses to		Net Investment		Expenses to		Net Investment
		Total		End of Period	Average		Income to		Average		Income to	Portfolio
		Return		(000 omitted)	Net Assets		Average Net Assets		Net Assets**		Average Net Assets**	Turnover
Institutional Money Market Fund
Year Ended	March 31, 2009	1.64%		$61,107	0.25%		1.66%		0.74%		1.17%
Year Ended	March 31, 2008	4.58%		$61,209	0.24%		4.58%		0.75%		4.08%
Year Ended	March 31, 2007	5.13%		$107,018	0.21%		5.01%		0.75%		4.47%
Year Ended	March 31, 2006	3.64%		$63,486	0.21%		3.94%		0.74%		3.41%
From March 7, 2005
through March 31, 2005		0.17%	***	$10,112	0.15%	****	2.54%	****	0.74%	****	1.95%	****
Institutional Reserves Fund
Year Ended	March 31, 2009	1.51%		$47,326	0.46%		1.52%		0.73%		1.25%
Year Ended	March 31, 2008	4.43%		$56,514	0.36%		4.35%		0.73%		3.99%
Year Ended	March 31, 2007	4.98%		$66,263	0.33%		4.89%		0.72%		4.50%
Year Ended	March 31, 2006	3.47%		$46,155	0.30%		3.43%		0.72%		3.01%
Year Ended	March 31, 2005	1.59%		$43,673	0.17%		1.62%		0.72%		1.07%
Liquid Assets Fund "S2" Shares
Year Ended	March 31, 2009	0.79%	*****	$17,243	1.18%		0.89%		1.33%		0.74%
Year Ended	March 31, 2008	3.78%		$27,043	1.16%		3.75%		1.26%		3.65%
Year Ended	March 31, 2007	4.14%		$36,028	1.20%		4.02%		1.30%		3.92%
Year Ended	March 31, 2006	2.65%		$60,514	1.23%		2.64%		1.33%		2.54%
Year Ended	March 31, 2005	0.77%		$48,241	1.16%		0.88%		1.33%		0.71%
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2009	1.05%	*****	$10,437	0.93%		1.12%		1.08%		0.96%
Year Ended	March 31, 2008	4.04%		$14,661	0.91%		3.99%		1.01%		3.89%
Year Ended	March 31, 2007	4.40%		$15,212	0.95%		4.28%		1.05%		4.18%
Year Ended	March 31, 2006	2.90%		$27,537	0.98%		3.04%		1.08%		2.94%
Year Ended	March 31, 2005	0.94%		$13,461	0.98%		0.93%		1.08%		0.83%
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2009	1.20%	*****	$56,669	0.78%		1.16%		0.83%		1.11%
Year Ended	March 31, 2008	4.20%		$66,018	0.76%		4.12%		-----		-----
Year Ended	March 31, 2007	4.55%		$64,181	0.80%		4.52%		-----		-----
Year Ended	March 31, 2006	3.06%		$32,616	0.83%		3.28%		-----		-----
Year Ended	March 31, 2005	1.09%		$10,357	0.83%		1.03%		-----		-----
Limited Term Bond Fund
Year Ended	March 31, 2009	(0.82%)		$23,747	0.76%		3.86%		1.38%		3.24%	34%
Year Ended	March 31, 2008	7.15%		$28,102	0.78%		3.98%		1.33%		3.44%	38%
Year Ended	March 31, 2007	4.98%		$32,270	0.77%		3.72%		1.30%		3.19%	33%
Year Ended	March 31, 2006	2.31%		$44,874	0.89%		3.05%		1.26%		2.68%	65%
Year Ended	March 31, 2005	(0.27%)		$57,251	0.89%		2.72%		1.24%		2.38%	43%
Bond Fund
Year Ended	March 31, 2009	(0.21%)		$50,999	0.75%		4.59%		1.37%		3.96%	31%
Year Ended	March 31, 2008	6.56%		$66,666	0.75%		4.51%		1.30%		3.97%	23%
Year Ended	March 31, 2007	6.00%		$74,287	0.78%		4.33%		1.32%		3.79%	20%
Year Ended	March 31, 2006	1.67%		$96,123	0.97%		3.85%		1.27%		3.55%	29%
Year Ended	March 31, 2005	1.47%		$112,672	0.98%		3.97%		1.28%		3.67%	46%
Municipal Bond Fund
Year Ended	March 31, 2009	4.41%		$10,466	0.75%		3.23%		1.49%		2.50%	24%
Year Ended	March 31, 2008	4.00%		$12,769	0.75%		3.38%		1.36%		2.77%	20%
Year Ended	March 31, 2007	3.08%		$17,417	0.76%		3.38%		1.33%		2.80%	50%
Year Ended	March 31, 2006	1.30%		$26,287	0.94%		3.09%		1.19%		2.84%	32%
Year Ended	March 31, 2005	(0.34%)		$38,569	0.99%		3.15%		1.24%		2.90%	38%

* Amount rounded to zero.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. For the Liquid Assets Fund "S2", "T", and "I" Shares voluntary waivers were 0.05%. For the Limited Term Bond and Bond Funds the voluntary waivers were 0.37%. For the Municipal Bond Fund the voluntary waiver was 0.49%.

*** Total return is for the period and has not been annualized.
**** Ratios are annualized.

***** In September 2008, the adviser fully reimbursed the Liquid Assets Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.40% for S2 Shares, 0.41% for T Shares, and 0.41% for I Shares.

						45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of WB Capital Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WB Capital Mutual Funds, Inc. (formerly known as Vintage Mutual Funds, Inc.) (the "Funds"), comprising the Institutional Money Market Fund, Institutional Reserves Fund, Liquid Assets Fund, Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting WB Capital Mutual Funds, Inc. as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Kansas City, Missouri

May 26, 2009

The following table contains basic information regarding directors and officers, respectively that oversee operations of the WB Capital Funds complex.

Name, Contact, Address and Age	Position held with WB Capital	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships held Outside of WB Capital
Independent Directors:
William J. Howard 1415 28th Street, #200 West Des Moines, IA 50266 Age 63	Director	Since 1998	Attorney, William J. Howard Attorney at Law from 1998 to present	6	None
Debra L. Johnson Jones 1415 28th Street, #200 West Des Moines, IA 50266 Age 48	Director	Since 1998	President, Vodaci Technologies from 2000 to present	6	None
Fred Lorber 1415 28th Street, #200 West Des Moines, IA 50266 Age 85	Director	Since 1998	Retired	6	None
Edward J. Stanek, Ph.D. 1415 28th Street, #200 West Des Moines, IA 50266 Age 62	Director	Since 1998	Consultant. President and CEO, Iowa Lottery from 1985 to 2007	6	None
Steven Zumbach 1415 28th Street, #200 West Des Moines, IA 50266 Age 59	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	6	None

Officers:
Douglas R. Gulling 1415 28th Street, #200 West Des Moines, IA 50266 Age 55	Acting President	Since January, 2009	CFO, West Bank, West Bancorporation, Inc., 2001 to present	N/A	N/A
Amy Mitchell 1415 28th Street, #200 West Des Moines, IA 50266 Age 39	Secretary/ Treasurer	Since 1998	Secretary, WB Capital; Director of Fund Administration, WB Capital 1990 to present	N/A	N/A
Vera Lichtenberger 1415 28th Street, #200 West Des Moines, IA 50266 Age 57	Chief Compliance Officer	Since 2004	CCO, WB Capital 2004 to present; Iowa Legal Aid 2002-2004	N/A	N/A

The Statement of Additional Information (SAI) has additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-343-7084.

Additional Information (unaudited)

March 31, 2009

1. About Your Fund Expenses

It is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and service fees, and other fund expenses. Expenses, which are deducted from a fund’s investment income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009. The table on the following page illustrates your fund’s costs in two ways:

A. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

B. Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Your fund does not carry a “sales load” or transaction fee. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Additional Information (unaudited) (continued)
March 31, 2009

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	10/1/2008	3/31/2009	10/1/08-3/31/09	Ratio*
Based on Actual Fund Return
Money Market Funds:
Institutional Money Market Fund	$1,000.00	$1,005.66	$1.27	0.25%
Institutional Reserves Fund	1,000.00	1,004.81	2.43	0.49%
Liquid Assets Fund S2 Shares	1,000.00	1,000.71	5.81	1.16%
Liquid Assets Fund T Shares	1,000.00	1,001.96	4.57	0.91%
Liquid Assets Fund I Shares	1,000.00	1,002.71	3.82	0.76%
Fixed Income Funds:
Limited Term Bond Fund	1,000.00	1,007.08	3.84	0.76%
Bond Fund	1,000.00	1,036.30	3.79	0.75%
Municipal Bond Fund	1,000.00	1,061.35	3.77	0.75%

Based on Hypothetical 5% Return
Money Market Funds:
Institutional Money Market Fund	$1,000.00	$1,023.66	$1.28	0.25%
Institutional Reserves Fund	1,000.00	1,022.51	2.45	0.49%
Liquid Assets Fund S2 Shares	1,000.00	1,019.12	5.86	1.16%
Liquid Assets Fund T Shares	1,000.00	1,020.37	4.61	0.91%
Liquid Assets Fund I Shares	1,000.00	1,021.12	3.85	0.76%
Fixed Income Funds:
Limited Term Bond Fund	1,000.00	1,021.14	3.83	0.76%
Bond Fund	1,000.00	1,021.19	3.78	0.75%
Municipal Bond Fund	1,000.00	1,021.19	3.78	0.75%

*Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

Additional Information (unaudited) (continued)

March 31, 2009

2.	Proxy Voting Policies and Procedures, Proxy Voting Record and Schedule of Portfolio

Holdings Form N-PX

Complete schedules of portfolio holding for the first and third quarters (Form N-Q) are available free of charge.

Form N-PX is a record of proxy votes by the Funds. Since the Funds only hold non-voting securities,

there are no votes recorded. Form N-PX and the Form N-Q are available upon request:

By calling the Funds toll free at 1-800-798-1819,

At www.sec.gov, or by phone at 1-800-SEC-0330 or,

By mail at Public Reference Section, SEC, Washington, D.C. 20549 (duplicating fee required).

WB Capital Mutual Funds, Inc.

Additional Information (unaudited) (continued)

March 31, 2009

3.               Basis for Approval of Continuation of the Investment Advisory Agreement

The Board approved the continuation of the investment advisory agreement with WB Capital at its March, 2009 meeting. The board determined that continuing the agreement was in the best interests of the Fund and its shareholders. The decision was based on an evaluation of the investment advisor on the date of the meeting, as well as the evaluation the Board undertakes throughout the year. The Board reviewed a great deal of data, including the factors summarized below, in coming to its decision. The Board based its decision on the totality of the information reviewed and discussed, with no single factor determining its decision.

The Board reviewed the quality of the investment advice. Jeffrey Lorenzen, the Chief Investment Officer for the Advisor, resigned in January 2009, but the fund portfolio managers and fixed income team staff remain in place. The Board noted the stability of the management team, as well as their extensive experience. WB Capital has been the Fund advisor since its inception.

The Board reviewed the investment performance of the funds, comparing the performance with peer group rankings as well as benchmarks. The Board reviews the investment performance throughout the year, as well as at the meeting where it decides whether to continue the investment advisory agreement. The Board noted that throughout the year the advisor had brought to the Board its recommendations for Fund improvement, and the implementation of those recommendations resulted in better fund performance.

The Board also reviewed the advisory fees charged under the agreement, and compared those fees with fees charges by other advisors of comparable funds, as well as comparing the fees charged by the adviser to its other clients. The Board reviewed the fee waivers in effect throughout the past 12 months, and the fee waivers which were in effect at the date of the meeting. The board determined that the fees charged under the advisory agreement were reasonable in comparison to peer group fees for similar funds.

The Board also reviewed the funds total expense ratio relative to the peer group. The Board noted that the bond funds total expenses had been capped at 75 basis points since May 2006, which improved the performance of those funds. The Board reviewed the total expense ratio for each fund over the past year. The Board discussed the need to increase distribution in the remaining funds in order to spread the costs of the expenses over a broader base. The Board determined that the total expense ratio had shown improvement and ranged from very competitive to reasonable.

The parent company of the advisor, West Bancorporation, is a publicly traded company, and does not disclose the profitability of its subsidiaries. However, the Board noted the extensive fee waivers in effect, and the decline in revenue to the advisor, with no decline in investment personnel.

The Board also noted that no soft dollars arrangements are in effect for the funds. The board will consider whether to continue the advisory agreement again in one year.

Service Providers

INVESTMENT ADVISER and ADMINISTRATOR

WB Capital Management Inc.

1415 28th Street, Suite 200

West Des Moines, Iowa 50266-1461

DISTRIBUTOR

Foreside Distribution Services, L.P.

3435 Stelzer Road

Columbus, Ohio 43219

LEGAL COUNSEL

Cline, Williams, Wright, Johnson &

Oldfather, L.L.P

1900 U.S. Bank Building

Lincoln, Nebraska 68508

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) THE CODE OF ETHICS WAS NOT AMENDED DURING THE REPORTING PERIOD.

(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.

(E) NOT APPLICABLE.

(F)(1) NOT APPLICABLE.

(F)(2) NOT APPLICABLE.

(F)(3) TO REQUEST A FREE COPY OF THE WB CAPITAL MUTUAL FUNDS, INC. CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Debra Jones is the independent director named as the audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant’s tax returns.

March 31, 2008	$130,520
March 31, 2009	$126,750

(B) AUDIT FEES.

March 31, 2008	$74,220
March 31, 2009	$90,000

(C) TAX PREPARATION FEES.

March 31, 2008	$35,800
March 31, 2009	$14,750

(D)NOT APPLICABLE.

(E)NOT APPLICABLE.

(F)NOT APPLICABLE.

(G) The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the investment adviser for internal control under 17Ad-13 (transfer agency).

March 31, 2008	$20,500
March 31, 2009	$22,000

(H) The audit committee of the registrant’s Board of Directors considered the effect of the services performed for the investment adviser and decided the engagement did not compromise the independence of the auditor.

ITEM 5. NOT APPLICABLE.

ITEM 6. NOT APPLICABLE.

ITEM 7. NOT APPLICABLE.

ITEM 8. NOT APPLICABLE.

ITEM 9. NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

THERE HAVE BEEN NO CHANGES TO THE PROCEDURES BY WHICH A SHAREHOLDER MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF DIRECTORS.

ITEM 11. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF MAY 29, 2009, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 12. EXHIBITS.

(A)	A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER ARE ATTACHED AS EXHIBITS.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WB CAPITAL MUTUAL FUNDS, INC.

By

Douglas R. Gulling, Acting President

Date: June 8, 2009

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

_____________________ Acting President and Principal Executive,

Douglas R. Gulling

June 8, 2009

_______________________, Treasurer and Principal Financial and Accounting Officer,

Amy M. Mitchell

June 8, 2009